UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Impact Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: January 31, 2017

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini. SEMI ANNUAL REPORT 2017 (UNAUDITED) DOMINI IMPACT EQUITY FUND SMDOMINI IMPACT INTERNATIONAL EQUITY FUND SM DOMINI IMPACT BOND FUND SM

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
6	Advocacy Update
7	Protecting Migrant Workers

Fund Performance and Holdings
14	Domini Impact Equity Fund
19	Domini Impact International Equity Fund
28	Domini Impact Bond Fund

44	Expense Example

Financial Statements
46	Domini Impact Equity Fund
Investor, Class A, Institutional and Class R Shares
46	Domini Impact International Equity Fund
Investor, Class A, and Institutional Shares
70	Domini Impact Bond Fund
Investor and Institutional Shares

90	Proxy Voting Information

90	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The six months ending January 31, 2017 saw the election of President Donald Trump and with him, a shift in national priorities. As a general statement, the stock market does not like uncertainty. It would have been understandable, therefore, if the markets had fallen off with this election. But they did not. Most likely, investors were attracted by the tremendous stimulative effect that a trillion dollars spent on infrastructure could have. Secondarily, a lower tax rate would put more money in corporate pockets, making companies worth more, at least in the short term. Setting aside what one thinks about these ideas from a policy perspective, the market reaction to them is somewhat predictable.

Small investors often do best when they do little. Setting an allocation and sticking with it, adding when possible, spending when necessary, but generally setting a direction and staying the course, is a tried and true means to save. But there are very large investors, primarily in the form of hedge funds, that follow a different philosophy. These investment pools frequently move in and out of market sectors based on a bet. The big money today seems firmly set on a bet that the infrastructure plan will become reality and that American companies will continue to grow.

Impact investors seek to make a difference, in any stock market environment. We at Domini Impact Investments feel strongly that our work to seek better outcomes for people and the planet cannot be relegated to the back seat while we attempt to analyze Washington’s next move. We have a job to do and it continues.

Migrant and temporary workers are a particularly vulnerable segment of the global economy. Although in many industries the use of temporary workers is extremely entrenched — think of the need for extra hands during the Christmas holidays — a national dialogue over what it means to be a temporary worker and what corporations who depend upon them ought to consider, is overdue. Whether the issue is access to company sponsored health care or longer hours than longer-term workers, the areas for discussion are ripe. A discussion is needed, because when the temporary worker is from another country, either as a documented worker or not, the worker may be unable to express his or her own needs.

The Pew Charitable Trusts have published a state-by-state, industry-by-industry analysis on immigrant employment. In it, we learn that there are some sectors of our economy where an immigrant is more likely to hold a position than a citizen by birth.

THE WAY YOU INVEST MATTERS®

For instance, the economic sector called administrative services, which includes cleaning services, is a field in which an immigrant is 1.7 times more likely to hold a job than a U.S.-born worker. In agriculture and construction the figure is 1.5 times. In leisure, that figure drops to 1.4 times. Does it matter? The same report tells us that these industries generate 13 percent of America’s GDP.

When 13 percent of a nation’s economic well-being is heavily dependent on immigrants, a broad and constructive dialogue over immigration policy becomes an economic one. And economic policy is core to the health of investment returns. Once again, as socially responsible investors, we find ourselves at the pivot point where what is best for ordinary people and what is best for investors comes together.

We have, for nearly two decades, addressed a variety of worker concerns with the companies we invest in. We have had highly successful results in many cases. We hope that our successes will lead corporations to encourage their peers to take a greater interest in what their purchasing of supplies or services means to each individual in its supply chain.

This report takes a look at some of the most severe risks workers face when they leave their home country for work elsewhere, and our responses to these concerns. As your representatives, we have continued to do what we can to be a useful link between the corporate world and Main Street, and to focus our attention on the most vulnerable among us.

Thank you for your investment, and for your decision to be a more responsible investor. The way we invest matters.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

New Name, Same Domini

Beginning with the inception of our first mutual fund in 1991, Domini has made it a priority to focus on incorporating social and environmental standards into our investment process seeking triple bottom-line results: positive for people, planet, and profits. Over the years, what began as a small movement blossomed into an entire and thriving industry. However, the vocabulary has varied — ethical investing, socially responsible investing, values investing, ESG investing, sustainable investing, and more recently, impact investing.

We believe “impact investing” most clearly and effectively communicates the intentionality of our work. Therefore, on November 30, 2016, we changed our name. Domini Social Investments LLC became Domini Impact Investments LLC. We renamed our mutual funds as well. All else — our investment standards as well as our investment process — remains unchanged.

As one of the pioneers in the industry, we are pleased to be part of an expanding group of investors that put their investment choices to work for positive impact.

Domini Joins Factory Farming and Safer Chemicals Initiatives

Over the years, we have found that we can be most effective when we collaborate with others. We are pleased to announce the following new and enhanced commitments to these partnerships:

Domini has joined FAIRR (Farm Animal Investment Risk and Return), a collaborative investor initiative based in London focused on raising awareness — and engaging with companies — about the social, environmental and financial risks of industrial farming. The coalition currently represents more than $1 trillion in assets. Learn more at www.fairr.org.

We also joined the Chemical Footprint Project, an effort backed by $2.3 trillion to encourage companies to select safer chemicals and reduce the use of chemicals of high concern. Visit www.chemicalfootprint.org.

We were also honored to join a new Human Rights Advisory Committee formed by the Interfaith Center on Corporate Responsibility (ICCR) to provide input on ICCR’s shareholder strategies related to corporate human rights impacts.

THE WAY YOU INVEST MATTERS®

Domini Impact International Equity Fund Investor (DOMIX) and Institutional (DOMOX) Share Classes Maintain Four and Five Star Overall Morningstar Ratings, Respectively, For the Year

We apply social, environmental and governance standards to all of our investments, believing they help identify opportunities to provide competitive returns to our fund shareholders while also helping to create a more just and sustainable global economic system.
We are pleased to announce that the Domini Impact International Equity Fund Investor share class (DOMIX) received an Overall Morningstar rating of four-stars as of February 28, 2017, based on risk-adjusted return. The Fund’s Class A (DOMAX) (load waived)* and Institutional (DOMOX) share classes each received an Overall Morningstar rating of five-stars as of February 28, 2017, based on risk-adjusted return.

The Fund’s Investor, Class A (load waived) and Institutional Shares received five stars for the last 3 and 5 years rated against 275 and 223 U.S. domiciled Foreign Large Value funds, respectively, and three stars for the past 10 years, rated against 139 U.S. domiciled Foreign Large Value funds.

*The Fund’s Class A shares are intended for investors who invest through a financial advisor. They carry a front-end sales charge (load) of up to 4.75% that is paid to the advisor buying the Fund on behalf of the investor. If you do not invest through a financial advisor, please refer to the Investor shares.

Past performance is no guarantee of future results. Investment return, principal value, and yield will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. An investment in the Fund is subject to market, sector concentration and style risks. Investing internationally involves special risks, including currency fluctuations, political and economic instability, increased volatility and differing securities regulations and accounting standards. The fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. You may lose money.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a funds’ monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

Fees have been waived or expenses advanced during the period on which the Fund’s ranking is based, which may have had a material effect on the total return or yield for that period, and therefore the rating for the period.

© 2017 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

THE WAY YOU INVEST MATTERS®

ADVOCACY UPDATE

Preserving Biodiversity

The earth is losing species at an alarming rate, driven by a range of factors, from climate change to land use changes. Deforestation in Indonesia, for example, driven in part by global demand for palm oil, threatens the orangutan, as well as many other unique organisms. Commercial demand for paper and timber, beef and soy are also driving global deforestation. Pollinators, including honeybees, provide irreplaceable services to humanity worth billions of dollars a year. These pollinators, however, are also under threat by widespread use of systemic pesticides.

We believe that investors can, and must, do something about this. In 2014, we helped convince Pepsi to adopt a set of forestry commitments. In the Fall, we joined other investors in submitting a shareholder proposal to Pepsi on pesticide pollution. We’d like to see the company apply responsible pesticide management practices across its global agricultural supply chain. We are also asking Kraft Heinz to report on its efforts to address deforestation and human rights abuses connected to the sourcing of palm oil, paper, beef, soy and sugar.

Chipotle Commits to Sustainability Reporting

After more than three years of encouragement by Domini, Chipotle has agreed to publish a report discussing its approach to the key sustainability challenges it faces. We look forward to working with their team over the course of the year on their first sustainability report.

Addressing Climate Change

In January, Domini joined more than 630 corporations and investors in a public statement to the incoming administration expressing strong support for the Paris Agreement on climate change. The statement was released in November and again in January, and received global press coverage. The statement is available at www.lowcarbonusa.org.

Opposing Discrimination

We were pleased to sign investor letters backed by trillions in assets, opposing bills in North Carolina and Texas that would prohibit transgender people from using restrooms consistent with their gender identity. The investor statement helped to draw renewed attention to these discriminatory bills. We also signed letters to twelve companies that participate in the Pink Dot gathering in Singapore, a celebration of the LGBT community. The government of Singapore criminalizes homosexual conduct and issued a warning regarding the event. The letter encouraged these companies to stay the course.

Visit www.domini.com to learn more about our work on your behalf to engage corporations on social and environmental issues.

THE WAY YOU INVEST MATTERS®

PROTECTING MIGRANT WORKERS

What distinguishes Domini from your typical mutual fund manager? We believe it is our recognition that what we do together as investors has an impact on the world around us.

Impact is a word that gets used quite a lot these days. It can mean different things to different people. We don’t see impact as a special bonus provided to those investors that ask for it. We see impact as an implicit component of every investment decision we make. All investors have impacts — both positive and negative. It is our job as investment managers to strive to have a positive impact.

Guided by our Impact Investment Standards, focused on universal human dignity and environmental sustainability, we have identified a few key areas where we believe we can make a positive contribution. This essay focuses on one such area — the treatment of some of the most vulnerable workers in global supply chains.

*  *  *

In a tightly interconnected world, investors can no longer afford to ignore the social and environmental costs of business as usual. For decades, responsible investors have joined with civil society organizations, corporations and public institutions to address working conditions in global supply chains and, although problems persist, we’ve made significant headway.

Twenty years ago, companies argued that they carried no responsibility for working conditions in factories they did not own. We no longer hear that argument. While it is true that these human rights abuses occur at factories and fields owned by third-parties, global companies can exercise significant influence. According to the United Nations Guiding Principles on Business and Human Rights, adopted in 2011, global businesses are obligated to identify these problems and do what they can to address them.

Around the world, approximately 150 million people leave their countries each year in search of economic opportunities elsewhere, often passing through the hands of unscrupulous recruiters with every incentive to take advantage of their vulnerable situation. Many workers find themselves working months on the job simply to pay off exorbitant recruitment fees. In other words, they are working for no pay at all. This is known as ‘bonded labor’ — a form of forced labor where a person is working to pay off a debt. It is considered the most common, and least known, form of modern slavery.

THE WAY YOU INVEST MATTERS®

The International Labor Organization estimates that almost 21 million people are trapped in conditions of forced labor, generating over $150 billion for other parties. More than 75% of these workers work within the private sector, particularly in industries such as agriculture, construction and manufacturing.

Migrant workers are among the most vulnerable members of the global workforce and are subject to multiple forms of abuse across industries.

While attention has been paid to conditions in the factory or on the farm, less attention has been paid to the path migrant workers take to get to the workplace, and the unique risks they face. Today, that is changing.

What Can Investors Do?

Our experience teaches us that investors can have significant influence over corporate practices.

Domini has worked closely with the Interfaith Center on Corporate Responsibility (ICCR), a coalition of faith-based and socially responsible investors, since our inception. ICCR has launched a “No Fees Initiative” to address unethical recruitment practices, based on three pillars:

1. No Fees: Workers should not be obligated to pay for their job and should be immediately reimbursed for any fees charged. If a worker is indebted to her recruiter, she can effectively work months without pay. She may even feel honor-bound to repay these unjust debts. According to a 2014 US Department of Labor-funded study, “92 percent of the migrant workers in Malaysia’s electronics industry had paid recruitment fees and…92% of that group had paid fees that exceeded legal or industry standards.”

2. Workers should be provided with contracts in their own language: If a worker’s contract is written in another language, he can’t agree to the terms of his employment, and he can’t understand his legal rights.

3. No passport retention: If a worker cannot retain her passport or other identify documents, then she is unable to go home.

These are the most common factors that hold these workers in debt bondage, often without their awareness.

According to Know the Chain, a project led by Humanity United that ranks companies in the apparel, tech and food and beverage sectors on their responses to forced labor issues, corporate awareness of unethical recruitment practices is very low. For example, in the tech sector, out of twenty companies reviewed, “only four of the companies demonstrate awareness of the risks of forced labor that can arise from the use of recruitment agencies.” Know the Chain awarded the industry an average of 20 points out of 100 on recruitment issues.

THE WAY YOU INVEST MATTERS®

Investors have important opportunities to raise awareness of the problem, set expectations and engage with companies to eradicate these practices.

The Corporate Response

Many of us first learned about the extreme conditions migrant workers can face after a series of articles broke in the Guardian and the Associated Press in 2014 and 2015, uncovering slavery in the Thai shrimp supply chain. Our research department spotted the issue early, leading to decisions to continue excluding Thai Union Manufacturing (TUM) and Charoen Pokphand (CP) Foods, two Thai companies at the heart of the controversy, from the Domini Funds. We made those decisions before these stories broke.

Often, we are unable to obtain reliable information about labor issues from the companies themselves. In the absence of corporate reporting, we must rely on what we know about these industries and the regions where they operate. Reliable NGOs can be an invaluable source of information. In this case, a report published by Finnwatch in 2013 highlighted problems identified by interviewed workers including accusations of low wages, child labor, a large migrant workforce, and unpaid compensation and leave. The report stated that about half of TUM’s employees were Thai citizens and the rest were migrant workers from Myanmar and Cambodia. Finnwatch reported that violations of migrants’ rights are common in Thailand. The NGO also reported the company’s denial of these allegations.

Under the spotlight of public attention, conditions are changing. Large consumer-facing brands like Costco and (William) Morrisons (United Kingdom) are taking action as part of the Seafood Task Force (www.seafoodtaskforce.global), a multi-stakeholder alliance which aims to tackle forced labor and human trafficking in Thailand’s seafood supply chain. The ability to track workers far out at sea is one critical piece of the problem they are trying to solve. CP Foods and Thai Union are also engaged, and working to improve their practices.

Unfortunately, the flawed recruitment system that produced those horrifying conditions also serves a wide range of industries. And in those industries as well, several long-term Domini Funds holdings have taken leadership.

HP Inc. reports that it was the first IT company to develop its own foreign migrant worker standard, a standard that addresses each of the three pillars of ICCR’s initiative. But the company took a step further that gets much closer to the root of the problem: HP is the first company in its industry to require direct employment of foreign migrant workers in its supply chain. Its policy, and the audit tools it has developed to enforce it,

THE WAY YOU INVEST MATTERS®

were developed in collaboration with Verité, a well-respected international nonprofit that promotes safe, fair, and legal working conditions, with particular expertise in combatting forced labor in supply chains.

When a person works in a factory, but is employed by the labor agency that recruited them, they are at far greater risk of exploitation. According to Verité, “HP’s standard requiring direct hiring will remove a key obstacle to ethical treatment of migrant workers. The standard sets a new bar and will likely result in substantial financial benefit to foreign migrant workers in HP’s supply chain, and we hope other companies will adopt similar policies.” We agree, and are raising this issue with other companies. Direct employment may be the solution to this problem, but we will need to overcome objections from factory owners and others that argue that it is too expensive or burdensome for small suppliers to adopt.

Companies realize that they need to work collaboratively to find solutions to these endemic problems. Leading companies in the electronics industry have turned to the Electronics Industry Citizenship Coalition (EICC). EICC members share a common code of conduct for their supply chains and a common factory audit process. Thanks to the leadership of companies like HP, the EICC code of conduct now addresses unethical recruitment practices.

Another important collaborative effort cuts across industries. The Coca-Cola Company, HP Inc., Hewlett Packard Enterprise, IKEA and Unilever launched the Leadership Group for Responsible Recruitment, focused on promoting ethical recruitment and combating the exploitation of migrant workers in global supply chains across industries. Walmart and Marks & Spencer (M&S) have joined the initiative, which is supported by the Institute for Human Rights and Business, ICCR, the International Organization for Migration and Verité. The Leadership Group is working to champion the “Employer Pays Principle”, which states that no worker should pay for a job — those costs should be borne by the employer.

*  *  *

Case Study: Turning Words into Deeds

In many instances, Domini has acted as a catalyst for change, helping to set a company on a new course that may produce substantial benefits in the future. Apple is a case in point.

In 2004, when we first reached out to Apple, the company was silent about working conditions in its supply chain, and did not have a policy to protect the rights of these workers. We changed that. After months of dialogue with Domini, Apple adopted a strong code of conduct, committing it to uphold core labor rights in its global supply chain.

THE WAY YOU INVEST MATTERS®

Only words on paper. But when a corporation adopts a policy, it works to implement it. That code provided the foundation upon which to build a labor standards program. The company soon began public reporting, to ensure a degree of public accountability. Public reporting is needed to ensure effective implementation of these kinds of policies, and to educate others about the kinds of problems that are found, the tactics that work and those that don’t. It is also a necessary mechanism for building trust with investors, consumers and other stakeholders, a valuable asset for any global brand. Our engagement also provided the foundation for a dialogue we have maintained with the company ever since.

Today, Apple is far more transparent about problems in its supply chain, and actively works to address them. Visit www.apple.com and click on “Supplier Responsibility” to read the story of Rechel Ragas, a factory worker recruited from the Philippines to Taiwan in search of higher wages. Apple reports that “to secure a factory position there, Rechel had to use a job broker agency that charged her more money than she made in an entire year working in her home country.” When Apple uncovered these fees — fees that were legal, but violated Apple’s policies — it ensured that she received full reimbursement. As a result, she was able to return home six months earlier than she had planned. Apple is the only company we are aware of that discloses the amount of recruitment fees it has reimbursed to workers: $25.6 million since 2008, including $4.7 million in 2015.

The company has not solved all of the problems it has found in its supply chain. We don’t demand perfection — not because we don’t want to see it, but because we don’t expect to find it. We do expect companies to acknowledge these challenges and demonstrate how they are meeting them.

Apple has come a long way since 2004 and, although we would never claim that our efforts were responsible for all of this hard work, we believe we have had an impact.

*  *  *

We applaud the EICC’s efforts to address unethical recruitment issues, but still believe the industry should be doing more. On behalf of a group of institutional investors affiliated with ICCR, we wrote to IBM and Motorola Solutions with a series of questions about how they ensure that workers in their supply chains are free of these abuses. We also signed letters to Broadcom, Canon, Cisco, EMC, Hitachi, Johnson Controls, Medtronic, Microsoft, Qualcomm, Texas Instruments and Xerox.

We followed our letter to Motorola with a shareholder proposal on the topic, which prompted a constructive conversation with the company.

THE WAY YOU INVEST MATTERS®

Motorola Solutions has policies in place to address these issues, and as an EICC member, has adopted a “no fees” commitment. The company tells us that it is actively working through the EICC to develop more effective responses to these unethical recruitment practices. We recognize these efforts, but believe that investors have insufficient information to gauge how well the company is addressing these serious risks to workers. Our proposal seeks to rectify that by requesting an annual report disclosing the company’s efforts to ensure that its global supply chain is free of forced or bonded labor, including any efforts to reimburse workers for recruitment fees that were paid in violation of company policies. We look forward to continuing our dialogue with the company.

Out of twenty apparel companies, Know the Chain found only seven that were aware of the risks of exploitation to migrant workers. They found only two companies that encouraged the direct hiring of workers in their supply chain.

Adidas (Germany) received the top ranking in Know the Chain’s 2016 survey, and the top score for worker recruitment practices. Know the Chain praised Adidas’ “strong awareness” of the risks facing migrant workers and listed a number of leading practices. Of particular importance, if an agency is involved in the recruitment process, Adidas requires that workers sign contracts directly with the factory, not with the recruitment firm. The company requires suppliers to disclose the recruitment firms it uses, and to monitor all recruiters. The Adidas Group publishes a list of names and addresses for its primary factories, subcontractors and licensees, a practice adopted by leading companies in the apparel and electronics sectors.

We recently met with Gap to discuss its approach to these issues, including the possibility of adopting a direct employment policy, and wrote to Ralph Lauren, Michael Kors (where we ultimately submitted a shareholder proposal), Nike, L Brands (Victoria’s Secret, Bath & Body Works) and Coach.

Ralph Lauren reports that it is working towards a “recruitment fee–free” environment for all workers. The company reported to Know the Chain that an audit had uncovered that a group of new Bangladeshi workers had recently started work in one of its supplier facilities in Jordan, and had paid recruitment fees. The factory is now fully reimbursing the 33 workers affected over a period of 3 months.

These kinds of reports should help to illustrate a basic point — these problems are out there to be found and addressed. No company’s supply chain is immune. Our letter prompted a constructive conversation with the company, which we look forward to continuing. We appreciate the

THE WAY YOU INVEST MATTERS®

company’s recognition of the plight of migrant workers and are encouraging clearer commitments and more transparent reporting.

Another long-term Domini holding that has taken leadership on these issues is Unilever (Netherlands, United Kingdom). The company ranks first on Know the Chain’s benchmark for the food and beverage sector, because of its commitment to traceability. The company’s commitment to eradicating modern slavery and human trafficking is impressive given that it reportedly has 76,000 suppliers. Unilever is working to reduce the number of recruiters used by factories. It reports that it uses very limited numbers of recruiters in North America, Europe and South America, but larger numbers in Asia and Africa.

*  *  *

Consider how you might handle the daily struggles these migrant workers take on, day after day. They are working far from home for people that speak another language. They may not be in the job they thought they bargained for. Those in the fishing industry may never have seen the sea before. Many find that their paycheck is considerably less than expected, but they have no option but to keep working — they have family back home depending on them.

We invest in companies that can make a significant difference in the lives of migrant workers. That means that we can make a significant difference, as long as we refuse to turn a blind eye, and we persist in raising these concerns and pressing each company that recognizes the issue to do more.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The following companies discussed above are not currently eligible for investment by the Domini Funds: Canon, Charoen Pokphand (CP) Foods, Hitachi, Medtronic, Thai Union, and Walmart. Broadcom, Dell EMC, Johnson Controls, Marks & Spencer, Qualcomm, Texas Instruments and Xerox are eligible for investment, but not currently held by the Domini Funds. IKEA is not publicly traded. The composition of the Funds’ portfolios is subject to change.

An investment in the Domini Funds is not insured and is subject to market, sector concentration and style risks. You may lose money. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock or bonds of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be preceded or accompanied by a current prospectus. DSIL Investment Services LLC, Distributor. 04/17

DOMINI IMPACT EQUITY FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2017, about the ten largest holdings of the Domini Impact Equity Fund and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Verizon Communications Inc	3.4%	Intel Corporation	2.7%
Amazon.com Inc	3.1%	Consolidated Edison Inc	2.7%
Prudential Financial Inc	3.0%	Gilead Sciences Inc	2.5%
Cummins Inc	2.8%	Sysco Corporation	2.5%
Alphabet Inc Cl A	2.7%	Applied Materials Inc	2.3%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Domini Impact Equity Fund’s Portfolio of Investments (as of 1/31/17), included herein. The composition of the Fund’s portfolio is subject to change.

DOMINI IMPACT EQUITY FUND AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	Institutional shares[2]	Class R shares[3]	S&P 500
As of 1/31/17	1 Year	21.43%	15.54%	21.30%	21.91%	21.99%	20.04%
	5 Year	10.78%	9.71%	10.79%	11.22%	11.16%	14.09%
	10 Year	5.44%	4.93%	5.44%	5.44%	5.80%	6.99%
	Since Inception (6/3/91)	8.26%	8.05%	8.26%	8.26%	8.44%	9.34%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses and waivers in effect during the periods shown. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies to sales/exchanges made less than 30 days after the settlement of purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006 reflects the former passive investment strategy.

Per the prospectus dated November 30, 2016, the Fund’s annual operating expenses totaled 1.14% (gross/net) (Investor shares), 1.41% (gross)/1.18% (net) (Class A shares), 0.81% (gross)/0.80% (net) (Institutional shares), and 0.82% (gross/net) (Class R shares) of net assets representing each share class, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary expenses to 1.25% (Investor), 1.18% (Class A), 0.80% (Institutional) and 0.90% (Class R) of the Fund’s average daily net assets representing each share class, absent an earlier modification by the Fund’s Board. The Fund’s total returns may have been lower without these limits.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market, sector concentration, style and foreign investing risks. You may lose money.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged index of common stocks. You cannot invest directly in an index.

1Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

2Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

3Class R shares were not offered prior to November 28, 2003. All performance information for the portion of the period prior to November 28, 2003 is the performance of the Investor shares and has not been adjusted to reflect the lower expenses of the Class R shares.

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS

January 31, 2017 (Unaudited)

SECURITY	SHARES	VALUE

Common Stocks – 98.9%
Consumer Discretionary – 14.1%
Amazon.com Inc (a)	33,734	$27,779,274
Best Buy Co Inc	866	38,554
CBS Corp Cl B	37,300	2,405,477
Chipotle Mexican Grill Inc (a)	35	14,750
Coach Inc	348	12,998
Comcast Corp Cl A	81,300	6,131,646
Foot Locker Inc	143,736	9,851,665
Gap Inc/The	445	10,248
Home Depot Inc/The	218	29,992
JC Penney Co Inc (a)	1,546	10,281
Kohl’s Corp	239,572	9,542,153
L Brands Inc	219	13,186
Lear Corp	42,000	5,967,780
Lowe’s Cos Inc	364	26,601
Marriott International Inc/MD Cl A	146	12,352
Michael Kors Holdings Ltd (a)	229,309	9,816,718
NIKE Inc Cl B	376	19,890
Nissan Motor Co Ltd ADR	119,100	2,361,753
Nordstrom Inc	353,434	15,628,851
Ralph Lauren Corp	26,282	2,324,117
Ross Stores Inc	242,200	16,011,842
Scripps Networks Interactive Inc Cl A	52,429	3,992,993
Staples Inc	666	6,127
Starbucks Corp	414	22,861
Target Corp	181	11,671
Visteon Corp (a)	165,641	14,836,464
Walt Disney Co/The	242	26,777

		126,907,021

Consumer Staples – 8.6%
Avon Products Inc (a)	2,873	16,865
Campbell Soup Co	191	11,886

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
Coca-Cola Co/The	292	$12,138
Colgate-Palmolive Co	134,774	8,703,705
Costco Wholesale Corp	120	19,674
Estee Lauder Cos Inc/The Cl A	29,137	2,366,216
General Mills Inc	175	10,934
Kimberly-Clark Corp	141	17,079
Kraft Heinz Co/The	223	19,912
Kroger Co/The	860	29,206
Loblaw Companies Ltd	175,282	9,194,658
Mondelez International Inc Cl A	265	11,734
PepsiCo Inc	199,317	20,685,118
Procter & Gamble Co/The	155	13,578
Spectrum Brands Holdings Inc	18,000	2,401,020
Sysco Corp	420,895	22,080,152
Walgreens Boots Alliance Inc	150,283	12,314,189
Whole Foods Market Inc	248	7,495

		77,915,559

Energy – 0.3%
Dril-Quip Inc (a)	37,674	2,343,323

		2,343,323

Financials – 16.8%
AGNC Investment Corp	109,628	2,046,755
Aflac Inc	110,300	7,719,897
American Express Co	191	14,589
American International Group Inc	71,984	4,625,692
Annaly Capital Management Inc	266,418	2,722,792
Bank of Montreal	34,100	2,578,983
Bank of Nova Scotia/The	46,382	2,772,716

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

SECURITY	SHARES	VALUE

Financials (Continued)
Canadian Imperial Bank of Commerce	38,800	$3,305,760
Fifth Third Bancorp	637,526	16,639,429
Hartford Financial Services Group Inc/The	147,598	7,189,499
Intercontinental Exchange Inc	195	11,380
Invesco Mortgage Capital Inc	150,735	2,196,209
Lincoln National Corp	53,106	3,585,186
MFA Financial Inc	1,061,084	8,371,953
MetLife Inc	272,319	14,816,877
Morgan Stanley	65,492	2,782,755
National Bank of Canage	147,043	6,335,114
PNC Financial Services Group Inc/The	190	22,887
Popular Inc	242,800	10,787,604
Prudential Financial Inc	253,472	26,642,442
Regions Financial Corp	273,143	3,935,991
Two Harbors Investment Corp	268,300	2,352,991
US Bancorp	346	18,217
Unum Group	437,681	19,883,848

		151,359,566

Health Care – 11.4%
Allergan PLC (a)	21,145	4,628,429
Becton Dickinson and Co	72,328	12,823,031
Biogen Inc (a)	42,139	11,682,616
Bruker Corp	278,895	6,618,178
Edwards Lifesciences Corp (a)	105,351	10,138,980
Gilead Sciences Inc	305,710	22,148,690
Hill-Rom Holdings Inc	40,225	2,368,046

SECURITY	SHARES	VALUE

Health Care (Continued)
Merck & Co Inc	307,178	$19,041,964
Quest Diagnostics Inc	21,939	2,016,633
Taro Pharmaceutical Industries Ltd (a)	63,503	6,635,428
Thermo Fisher Scientific Inc	33,217	5,061,939

		103,163,934

Industrials – 9.9%
3M Co	115	20,104
Alaska Air Group Inc	198,899	18,660,704
Carlisle Cos Inc	21,000	2,291,310
Cummins Inc	173,086	25,445,373
Herman Miller Inc	64,000	1,996,800
JetBlue Airways Corp (a)	1,688	33,102
LSC Communications Inc	409	10,724
Masco Corp	467,242	15,395,624
PACCAR Inc	228,194	15,359,738
Quanta Services Inc (a)	66,401	2,383,132
RR Donnelley & Sons Co	569	9,758
Robert Half International Inc	23,290	1,096,027
United Parcel Service Inc Cl B	131	14,296
United Rentals Inc (a)	52,783	6,677,577

		89,394,269

Information Technology – 23.2%
Advanced Micro Devices Inc (a)	3,150	32,666
Alphabet Inc Cl A (a)	29,894	24,518,760
Apple Inc	152,800	18,542,280
Applied Materials Inc	616,403	21,111,803
Cisco Systems Inc	504	15,483
Citrix Systems Inc (a)	203,529	18,559,810
Conduent Inc (a)	126,295	1,889,373

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

SECURITY	SHARES	VALUE

Information Technology (Continued)
eBay Inc (a)	649,300	$20,667,219
F5 Networks Inc (a)	134,863	18,075,688
First Solar Inc (a)	358	11,166
HP Inc	373,400	5,619,670
Hewlett Packard Enterprise Co	497,214	11,276,814
Intel Corp	655,644	24,140,812
International Business Machines Corp	52	9,075
Lam Research Corp	127,945	14,695,763
Microsoft Corp	134,227	8,677,776
Motorola Solutions Inc	201	16,223
NetApp Inc	89,350	3,423,892
Synopsys Inc (a)	123,235	7,750,249
Teradata Corp (a)	259,033	7,605,209
VMware Inc Cl A (a)	28,200	2,468,628
Yahoo! Inc (a)	649	28,601

		209,136,960

Materials – 3.7%
Domtar Corp	227,700	9,948,213
Nucor Corp	230	13,361
Sherwin-Williams Co/The	31,425	9,547,229
Steel Dynamics Inc	398,113	13,460,201
WestRock Co	256	13,660

		32,982,664

Real Estate – 3.4%
American Homes 4 Rent Cl A	392,170	8,737,548

SECURITY	SHARES	VALUE

Real Estate (Continued)
Mack-Cali Realty Corp	238,623	$6,686,216
Omega Healthcare Investors Inc	135,542	4,346,832
Physicians Realty Trust	122,800	2,277,940
Retail Properties of America Inc Cl A	408,026	6,108,149
STORE Capital Corp	104,000	2,460,640

		30,617,325

Telecommunication Services – 4.2%
AT&T Inc	60,138	2,535,418
Telephone & Data Systems Inc	146,076	4,477,229
Verizon Communications Inc	625,573	30,659,333

		37,671,980

Utilities – 3.3%
Consolidated Edison Inc	323,681	24,065,682
Southwest Gas Holdings Inc	70,277	5,662,218

		29,727,900

Total Investments – 98.9% (Cost $775,658,677) (b)		891,220,501

Other Assets, less liabilities – 1.1%		9,511,063

Net Assets – 100.0%		$900,731,564

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $776,083,870. The aggregate gross unrealized appreciation is $133,073,020 and the aggregate gross unrealized depreciation is $17,936,389, resulting in net unrealized appreciation of $115,136,631.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2017, about the ten largest holdings of the Domini Impact International Equity Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Sanofi	2.7%	Central Japan Railway Co	1.8%
Nissan Motor Co Ltd	2.3%	ING Groep NV	1.7%
Norsk Hydro ASA	2.1%	Kingfisher PLC	1.7%
Cie de Saint-Gobain	2.0%	Vivendi SA	1.7%
Swiss Re AG	1.8%	Peugeot SA	1.6%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

*Other countries include Singapore (0.9%), Turkey (0.8%), Finland (0.6%), Hungary (0.6%), Italy (0.6%), South Africa (0.6%), China (0.5%), Panama (0.5%), United States (0.5%), New Zealand (0.4%), Belgium (0.2%), Indonesia (0.1%), and Ireland (0.0%).

The holdings mentioned above are described in the Domini Impact International Equity Fund’s Portfolio of Investments (as of 1/31/17), included herein. The composition of the Fund’s portfolio is subject to change.

DOMINI IMPACT INTERNATIONAL EQUITY FUND AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)[1]	Institutional shares[2]	MSCI EAFE
As of 1/31/17	1 Year	12.66%	7.21%	12.55%	13.13%	12.59%
	5 Year	9.04%	8.01%	9.07%	9.04%	6.52%
	10 Year	0.90%	0.42%	0.90%	0.90%	1.44%
	Since Inception (12/27/06)	0.94%	0.44%	0.94%	0.94%	1.60%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses and waivers in effect during the periods shown. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies to sales/exchanges made less than 30 days after the settlement of purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2016, the Fund’s annual operating expenses totaled 1.52% (gross/net) (Investor shares), 1.59% (gross)/1.53% (net) (Class A shares), and 1.10% (gross/net) (Institutional shares) of net assets representing each share class, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary expenses to 1.60% (Investor), 1.57 (Class A) and 1.27% (Institutional) of the Fund’s average daily net assets representing each share class, respectively, absent an earlier modification by the Fund’s Board. The Fund’s total return may have been lower without this limit.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, sector concentration and style risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation and periods of illiquidity. These risks are magnified in emerging markets.

The MSCI EAFE Index is an unmanaged index of common stocks. You cannot invest directly in an index.

1Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but, where noted, does reflect an adjustment for the maximum applicable sales charges of 4.75%.

2Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 30, 2012, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS

January 31, 2017 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 97.2%
Australia – 5.9%
Alumina Ltd	Materials	1,265,549	$1,863,838
Bendigo & Adelaide Bank Ltd	Banks	535,800	5,104,744
BlueScope Steel Ltd	Materials	460,803	3,921,466
Challenger Ltd/Australia	Diversified Financials	393,576	3,292,590
Dexus Property Group	Real Estate	1,555,007	10,600,740
Fortescue Metals Group Ltd	Materials	1,404,272	7,099,912
Harvey Norman Holdings Ltd	Retailing	789,972	2,998,536
Mirvac Group	Real Estate	1,535,141	2,365,766
Sims Metal Management Ltd	Materials	389,690	3,310,372

			40,557,964

Belgium – 0.2%
Ageas	Insurance	34,099	1,458,555

			1,458,555

Brazil – 2.7%
Banco Bradesco SA Pfd Shs	Banks	285,120	2,964,099
Banco do Brasil SA	Banks	366,996	3,629,765
Cia de Transmissao de Energia Eletrica Paulista Pfd Shs	Utilities	46,596	973,265
Itau Unibanco Holding SA Pfd Shs	Banks	199,100	2,357,209
Itausa – Investimentos Itau SA Pfd Shs	Banks	1,221,600	3,604,078
Localiza Rent a Car SA	Transportation	139,361	1,632,661
M Dias Branco SA	Food & Beverage	84,705	3,337,088

			18,498,165

China – 0.5%
Belle International Holdings Ltd	Consumer Durables & Apparel	2,091,142	1,282,818
Nine Dragons Paper Holdings Ltd	Materials	1,343,073	1,554,356
Ping An Insurance Group Co of China Ltd Cl H	Insurance	174,088	899,680

			3,736,854

Denmark – 1.5%
TDC A/S (a)	Telecommunication Services	188,621	993,564
Vestas Wind Systems A/S	Capital Goods	137,092	9,593,930

			10,587,494

DOMINI IMPACT INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Finland – 0.6%
Kesko OYJ Cl B	Food & Staples Retailing	79,158	$4,007,833

			4,007,833

France – 14.3%
Carrefour SA	Food & Staples Retailing	345	8,447
Casino Guichard Perrachon SA	Food & Staples Retailing	49,369	2,662,319
Cie de Saint-Gobain	Capital Goods	279,340	13,735,667
Cie Generale des Etablissements Michelin	Automobiles & Components	52,292	5,616,160
CNP Assurances	Insurance	139,941	2,629,208
Credit Agricole SA	Banks	711,736	9,433,910
Faurecia	Automobiles & Components	23,241	1,009,058
Orange SA	Telecommunication Services	681,477	10,549,966
Peugeot SA (a)	Automobiles & Components	599,321	11,140,205
Renault SA	Automobiles & Components	57,291	5,162,422
Sanofi	Pharma, Biotech & Life Sciences	229,528	18,477,316
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	477,178	6,288,795
Vivendi SA	Media	621,909	11,385,326

			98,098,799

Germany – 5.0%
adidas AG	Consumer Durables & Apparel	27,901	4,391,729
Allianz SE	Insurance	58,991	9,996,248
Henkel AG & Co KGaA Pfd Shs	Household & Personal Products	63,882	7,780,503
Innogy SE (a)	Utilities	32,002	1,095,812
METRO AG	Food & Staples Retailing	189,513	6,473,941
Suedzucker AG	Food & Beverage	166,254	4,389,356

			34,127,589

Hong Kong – 3.0%
Cheung Kong Property Holdings Ltd	Real Estate	185,665	1,229,894
Great Eagle Holdings Ltd	Real Estate	187,289	853,250
Hongkong Land Holdings Ltd	Real Estate	193,945	1,309,129
Hysan Development Co Ltd	Real Estate	291,833	1,335,173
Wharf Holdings Ltd/The	Real Estate	1,037,387	7,827,848
Wheelock & Co Ltd	Real Estate	1,009,838	6,162,350
Xinyi Glass Holdings Ltd	Automobiles & Components	1,843,104	1,665,108

			20,382,752

Hungary – 0.6%
OTP Bank PLC	Banks	36,529	1,122,876
Richter Gedeon Nyrt	Pharma, Biotech & Life Sciences	150,532	3,241,958

			4,364,834

DOMINI IMPACT INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Indonesia – 0.1%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	3,315,495	$960,941

			960,941

Israel – 1.1%
Mobileye NV (a)	Software & Services	47,972	2,060,877
Taro Pharmaceutical Industries Ltd (a)	Pharma, Biotech & Life Sciences	49,308	5,152,193

			7,213,070

Ireland – 0%
Irish Bank Resolution Corp Ltd/Old (a) (c)	Banks	138,674	0

			0

Italy – 0.6%
A2A SpA	Utilities	1,977,348	2,636,960
Recordati SpA	Pharma, Biotech & Life Sciences	60,966	1,733,460

			4,370,420

Japan – 21.6%
Aeon Mall Co Ltd	Real Estate	40,942	596,082
Asahi Glass Co Ltd	Capital Goods	1,409,866	10,519,986
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	240,266	3,230,225
Central Japan Railway Co	Transportation	74,123	12,029,556
Dai Nippon Printing Co Ltd	Commercial & Professional Services	845,134	8,625,885
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	149,961	3,362,883
FUJIFILM Holdings Corp	Technology Hardware & Equipment	20,044	778,970
Ibiden Co Ltd	Technology Hardware & Equipment	454,759	6,503,771
K’s Holdings Corp	Retailing	172,942	3,129,317
Medipal Holdings Corp	Health Care Equipment & Services	227,876	3,702,289
Mitsubishi Gas Chemical Co Inc	Materials	247,706	4,772,590
Mitsui Fudosan Co Ltd	Real Estate	445,191	10,347,255
Mixi Inc	Software & Services	108,442	4,715,288
MS&AD Insurance Group Holdings Inc	Insurance	321,023	10,821,961
Nintendo Co Ltd	Software & Services	13,694	2,812,394
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	716,261	4,142,002
Nissan Motor Co Ltd	Automobiles & Components	1,590,580	15,810,428
Nomura Holdings Inc	Diversified Financials	1,161,043	7,255,552
Nomura Real Estate Holdings Inc	Real Estate	104,485	1,805,226
NTN Corp	Capital Goods	5,300	22,551
ORIX Corp	Diversified Financials	385,541	5,846,045

DOMINI IMPACT INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	83,568	$5,374,482
Seiko Epson Corp	Technology Hardware & Equipment	217,373	4,500,968
Seino Holdings Co Ltd	Transportation	208,293	2,414,589
Sumitomo Dainippon Pharma Co Ltd	Pharma, Biotech & Life Sciences	89,177	1,508,266
T&D Holdings Inc	Insurance	180,694	2,702,184
Toppan Printing Co Ltd	Commercial & Professional Services	891,626	8,783,595
Yamada Denki Co Ltd	Retailing	288,500	1,594,022

			147,708,362

Netherlands – 4.5%
ABN AMRO Group NV	Banks	256,645	6,032,500
ING Groep NV	Banks	834,956	11,955,967
Koninklijke Vopak NV	Energy	96,420	4,138,347
NN Group NV	Insurance	238,849	8,448,404

			30,575,218

New Zealand – 0.4%
Fletcher Building Ltd	Materials	155,275	1,195,400
Spark New Zealand Ltd	Telecommunication Services	559,214	1,439,155

			2,634,555

Norway – 3.0%
Norsk Hydro ASA	Materials	2,566,189	14,655,917
Subsea 7 SA (a)	Energy	441,851	6,020,054

			20,675,971

Panama – 0.5%
Copa Holdings SA Cl A	Transportation	34,297	3,343,615

			3,343,615

Singapore – 0.9%
DBS Group Holdings Ltd	Banks	479,141	6,451,806

			6,451,806

South Africa – 0.6%
MTN Group Ltd	Telecommunication Services	1,029	9,578
Nedbank Group Ltd	Banks	154,938	2,669,002
Tiger Brands Ltd	Food & Beverage	43,280	1,302,285

			3,980,865

South Korea – 1.6%
Industrial Bank of Korea (a)	Banks	301,943	3,299,782
LG Corp (a)	Capital Goods	30,088	1,532,751

DOMINI IMPACT INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Korea (Continued)
LG Display Co Ltd	Technology Hardware & Equipment	130,224	$3,434,615
LG Electronics Inc	Consumer Durables & Apparel	23,510	1,120,776
LG Uplus Corp	Telecommunication Services	124,478	1,221,108

			10,609,032

Spain – 2.3%
Aena SA	Transportation	50,443	7,323,923
Banco Santander SA	Banks	240,544	1,338,513
Mapfre SA	Insurance	2,333,019	7,059,624

			15,722,060

Sweden – 4.7%
Atlas Copco AB Cl A	Capital Goods	89,990	2,885,535
Electrolux AB Ser B	Consumer Durables & Apparel	277,499	7,380,630
Holmen AB Cl B	Materials	30,067	1,099,618
Investor AB Cl B	Diversified Financials	104,039	4,152,467
Millicom International Cellular SA	Telecommunication Services	32,206	1,593,795
Oriflame Holding AG	Household & Personal Products	67,672	2,053,013
Sandvik AB	Capital Goods	754,013	10,178,175
SSAB AB Cl B (a)	Materials	942,199	3,172,064

			32,515,297

Switzerland – 5.3%
Logitech International SA	Technology Hardware & Equipment	171,780	4,918,696
Lonza Group AG	Pharma, Biotech & Life Sciences	59,168	10,848,866
Swiss Life Holding AG	Insurance	27,274	8,268,451
Swiss Re AG	Insurance	129,802	12,117,133

			36,153,146

Taiwan – 1.5%
Inventec Corp	Technology Hardware & Equipment	1,279,780	959,447
Lite-On Technology Corp	Technology Hardware & Equipment	2,019,731	3,041,259
Taiwan Semiconductor Manufacturing Co Ltd	Semiconductors & Semiconductor Equipment	325,373	1,925,499
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	6,109,928	2,212,330
Wistron Corp	Technology Hardware & Equipment	2,451,811	2,084,501

			10,223,036

Turkey – 0.8%
Turkiye Is Bankasi	Banks	2,256,683	3,562,539

DOMINI IMPACT INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Turkey (Continued)
Turkiye Vakiflar Bankasi TAO	Banks	1,677,175	$2,181,236

			5,743,775

United Kingdom – 12.9%
3i Group PLC	Diversified Financials	957,818	8,435,220
Auto Trader Group PLC	Software & Services	685,812	3,451,282
Barratt Developments PLC	Consumer Durables & Apparel	1,008,636	6,061,848
Coca-Cola HBC AG	Food & Beverage	331,990	7,568,304
Inchcape PLC	Retailing	423,702	3,824,704
J Sainsbury PLC	Food & Staples Retailing	1,762,564	5,718,888
Johnson Matthey PLC	Materials	217,541	8,897,612
Kingfisher PLC	Retailing	2,699,557	11,418,409
Melrose Industries PLC	Capital Goods	1,495,919	3,674,637
Persimmon PLC	Consumer Durables & Apparel	45,993	1,116,193
Petrofac Ltd	Energy	180,363	2,080,809
Royal Mail PLC	Transportation	1,618,418	8,380,722
Schroders PLC	Diversified Financials	26,279	970,028
Segro PLC	Real Estate	196,635	1,141,689
Unilever PLC	Household & Personal Products	237	9,623
Vodafone Group PLC	Telecommunication Services	2,605,036	6,369,622
Wm Morrison Supermarkets PLC	Food & Staples Retailing	3,074,950	9,133,756

			88,253,346

United States – 0.5%
Core Laboratories NV	Energy	29,028	3,391,341

			3,391,341

Total Investments – 97.2% (Cost $603,603,439) (b)			666,346,695

Other Assets, less liabilities – 2.8%			19,220,166

Net Assets – 100.0%			$685,566,861

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $609,153,580. The aggregate gross unrealized appreciation is $76,747,080 and the aggregate gross unrealized depreciation is $19,553,965, resulting in net unrealized appreciation of $57,193,115.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

Fund Performance and Holdings

The bar chart below provides information as of January 31, 2017, about the percentage of the Domini Impact Bond Fund’s portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

DOMINI IMPACT BOND FUND AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Institutional shares[1]	Bloomberg Barclays U.S. Aggregate Index
As of 1/31/17	1 Year	2.22%	2.44%	1.45%
	5 Year	1.32%	1.57%	2.10%
	10 Year	3.53%	3.53%	4.38%
	Since Inception (6/1/00)	4.24%	4.24%	5.21%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses and waivers in effect during the periods shown. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies to sales/exchanges made less than 30 days after the settlement of purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2016, the Fund’s annual operating expenses totaled 1.19% (gross)/0.93% (net) (Investor shares) and 1.22% (gross)/0.63% (net) (Institutional shares) of net assets representing each share class, respectively. Until 11/30/17, the Fund’s Manager has contractually agreed to limit certain ordinary expenses to 0.95% (Investor) and 0.65% (Institutional) of the Fund’s average daily net assets representing each share class, respectively, absent an earlier modification by the Fund’s Board. The Fund’s total returns would have been lower without these limits.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to credit, interest rate, liquidity and market risks. During periods of rising interest rates, the Fund can lose value. The Fund’s community development investments may be unrated and may carry greater risk than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations). TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s results.

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

The Bloomberg Barclays U.S. Aggregate Bond Index (BBUSA) is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

1Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011, is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2017 (Unaudited)

	Principal Amount	Value
Mortgage Backed Securities – 54.4%
Agency Collateralized Mortgage Obligations – 1.1%
Fannie Mae Connecticut Avenue Securities
5.121%, VR, 4/25/2029	$235,000	$248,428
4.323%, VR, 7/25/2029 (b)	120,000	122,053
FNR 2017 17 BC, 3.500%, 3/25/2027 (f)	368,000	383,396
FHR 3877 LM, 3.500%, 6/15/2026	780,000	817,105

		1,570,982

Commercial Mortgage Backed Securities – 5.7%
Banc of America Commercial Mortgage Trust 2015-UBS7, 3.705%, 9/15/2048	150,000	157,383
BWAY 2013-1515 Mortgage Trust 144A, 2.809%, 3/10/2033 (e)	182,552	183,980
Citigroup Commercial Mortgage Trust 2015-P1, 3.717%, 9/15/2048	384,000	400,892
Commercial Mortgage Trust
3.350%, 2/10/2048	326,000	330,265
3.612%, 10/10/2048	115,000	118,951
3.630%, 10/10/2048	260,000	268,326
3.644%, 12/10/2047	325,000	335,508
144A, 3.424%, 3/10/2031 (e)	640,000	664,372
144A, 3.726%, 3/10/2031 (e)	644,000	665,582
CSAIL Commercial Mortgage Trust
3.505%, 4/15/2050	394,000	407,433
3.808%, 11/15/2048	388,000	404,757
Hudson Yards 144A, 2.835%, 8/10/2038 (e)	1,000,000	965,296
Morgan Stanley Baml Trust
2.918%, 2/15/2046	360,000	364,835
3.102%, 5/15/2046	300,000	306,012
3.526%, 12/15/2047	180,167	186,197
3.741%, 8/15/2047	300,000	314,531
3.892%, 6/15/2047	300,000	317,364
4.051%, 4/15/2047	300,000	320,600
4.084%, VR, 7/15/2046	150,000	161,847
4.259%, VR, 10/15/2046	300,000	325,882
OBP Depositor LLC Trust 2010-OBP 144A, 4.646%, 7/15/2045 (e)	806,000	857,329
Wells Fargo Commercial Mortgage Trust, 3.718%, 12/15/2048	318,000	330,061

		8,387,403

Federal Home Loan Mortgage Corporation – 15.2%
849167, 2.905%, VR, 10/1/2043 (d)	488,032	499,705
A12413, 5.000%, 8/1/2033 (d)	32,755	35,968
A37619, 4.500%, 9/1/2035 (d)	235,042	253,666
A87874, 4.000%, 8/1/2039 (d)	84,383	89,214
A89148, 4.000%, 10/1/2039 (d)	132,218	139,432
A89384, 4.000%, 10/1/2039 (d)	169,089	178,347

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Continued)
A89729, 4.000%, 11/1/2039 (d)	$82,635	$87,153
A93101, 5.000%, 7/1/2040 (d)	144,805	157,744
A93996, 4.500%, 9/1/2040 (d)	68,706	74,011
A94362, 4.000%, 10/1/2040 (d)	210,044	222,497
A94742, 4.000%, 11/1/2040 (d)	34,260	36,239
A95084, 4.000%, 11/1/2040 (d)	30,545	32,100
A95085, 4.000%, 11/1/2040 (d)	266,261	280,142
A95796, 4.000%, 12/1/2040 (d)	125,516	132,055
A97047, 4.500%, 2/1/2041 (d)	139,412	150,464
FHR 3806 L, 3.500%, 2/15/2026 (f)	847,000	890,130
FHR 3800 CB, 3.500%, 2/15/2026	383,000	404,723
FHR 3768 CB, 3.500%, 12/15/2025	343,000	360,073
G01779, 5.000%, 4/1/2035 (d)	42,572	46,662
G01828, 4.500%, 4/1/2035 (d)	201,789	217,774
G01837, 5.000%, 7/1/2035 (d)	284,808	311,819
G01838, 5.000%, 7/1/2035 (d)	50,159	55,028
G02424, 5.500%, 12/1/2036 (d)	198,455	220,224
G04997, 5.000%, 1/1/2037 (d)	176,140	191,693
G05052, 5.000%, 10/1/2033 (d)	18,978	20,880
G06079, 6.000%, 7/1/2039 (d)	173,014	195,803
G06990, 5.500%, 8/1/2040 (d)	269,640	298,976
G08347, 4.500%, 6/1/2039 (d)	427,496	460,249
G08499, 3.000%, 7/1/2042 (d)	92,688	92,285
G08741, 3.000%, 1/1/2047 (d)	4,189,900	4,148,274
G14599, 2.500%, 11/1/2027 (d)	273,266	276,523
G30614, 3.500%, 12/1/2032 (d)	412,142	427,887
J17791, 3.000%, 1/1/2027 (d)	366,410	376,398
J20118, 2.500%, 8/1/2027 (d)	96,109	97,227
Q00291, 5.000%, 4/1/2041 (d)	121,997	132,856
Q01807, 4.500%, 7/1/2036 (d)	189,629	204,682
Q06160, 4.000%, 2/1/2037 (d)	71,479	75,110
Q17103, 4.000%, 6/1/2041 (d)	18,005	18,932
Q33602, 3.000%, 5/1/2045 (d)	735,292	728,334
Z40004, 6.000%, 8/1/2036 (d)	29,620	33,626
FHLMC TBA 30 YR, 3.500%, 2/13/2047 (c)	7,500,000	7,660,699
FHLMC TBA 30 Yr, 4.000%, 2/13/2047 (c)	900,000	944,191
FHLMC TBA 30 Yr, 4.000%, 3/13/2047 (c)	900,000	942,223

		22,202,018

Federal National Mortgage Association – 30.9%
190370, 6.000%, 6/1/2036 (d)	140,129	158,669
469829, 2.720%, 12/1/2018 (d)	1,642,741	1,670,875
469879, 3.220%, 12/1/2021 (d)	1,005,714	1,047,099
471333, 3.120%, 8/1/2022 (d)	1,850,414	1,905,250
471478, 2.610%, 8/1/2022 (d)	1,379,531	1,396,937
745044, 4.500%, 8/1/2035 (d)	58,726	63,440
745327, 6.000%, 3/1/2036 (d)	389,047	441,547
889529, 6.000%, 3/1/2038 (d)	66,700	76,641

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Federal National Mortgage Association (Continued)
890248, 6.000%, 8/1/2037 (d)	$33,733	$38,739
930672, 4.500%, 3/1/2039 (d)	211,477	229,373
932441, 4.000%, 1/1/2040 (d)	627,540	659,185
995082, 5.500%, 8/1/2037 (d)	121,629	136,293
995243, 4.500%, 8/1/2038 (d)	162,235	174,818
AA9846, 4.000%, 8/1/2039 (d)	99,331	104,483
AB1343, 4.500%, 8/1/2040 (d)	193,224	209,292
AB1763, 4.000%, 11/1/2030 (d)	39,231	41,548
AB4168, 3.500%, 1/1/2032 (d)	347,574	360,983
AB6472, 2.000%, 10/1/2027 (d)	345,317	342,915
AC1877, 4.500%, 9/1/2039 (d)	90,497	97,458
AC2817, 4.000%, 10/1/2039 (d)	51,421	54,015
AC5401, 5.000%, 10/1/2039 (d)	10,311	11,253
AC9564, 4.500%, 2/1/2040 (d)	79,310	85,883
AD1649, 4.000%, 3/1/2040 (d)	90,223	94,837
AD8033, 4.000%, 8/1/2040 (d)	33,475	35,246
AE0215, 4.000%, 12/1/2039 (d)	81,590	85,642
AE0216, 4.000%, 8/1/2040 (d)	182,908	192,348
AE0624, 4.000%, 11/1/2040 (d)	80,358	84,498
AE0625, 4.000%, 12/1/2040 (d)	106,491	113,039
AE4113, 4.000%, 10/1/2040 (d)	59,604	62,942
AE4192, 4.000%, 10/1/2040 (d)	283,654	300,164
AE5143, 4.000%, 11/1/2040 (d)	46,136	48,613
AI7951, 4.500%, 8/1/2036 (d)	81,854	88,499
AJ5974, 4.000%, 12/1/2036 (d)	61,170	64,752
AL0005, 4.500%, 1/1/2041 (d)	75,737	81,591
AL0049, 6.000%, 12/1/2035 (d)	65,361	73,838
AL1627, 4.500%, 9/1/2041 (d)	140,165	151,361
AM3278, 2.850%, 5/1/2023 (d)	713,796	724,727
AM4796, 3.300%, 12/1/2023 (d)	749,333	775,786
AM5146, 3.470%, 1/1/2024 (d)	563,834	589,150
AM5197, 4.200%, 1/1/2030 (d)	1,177,286	1,270,574
AM6266, 3.580%, 7/1/2030 (d)	974,246	991,576
AM7507, 3.080%, 12/1/2024 (d)	1,061,906	1,083,363
AM7598, 3.070%, 12/1/2024 (d)	1,410,063	1,437,517
AM8148, 2.680%, 3/1/2027 (d)	1,000,000	978,029
AM8659, 2.880%, 4/1/2031 (d)	1,271,532	1,212,212
AM9154, 3.180%, 6/1/2030 (d)	1,071,701	1,071,727
AM9239, 3.030%, 6/1/2025 (d)	980,524	990,831
AN1767, 2.980%, 6/1/2031 (d)	990,392	970,084
AN1840, 2.450%, 6/1/2026 (d)	1,500,000	1,452,342
AN2787, 2.600%, 9/1/2028 (d)	1,150,000	1,103,884
AN2791, 2.440%, 9/1/2026 (d)	1,143,045	1,105,337
AP9592, 3.500%, 10/1/2032 (d)	286,507	297,725
AR1524, 2.000%, 1/1/2028 (d)	283,165	276,653
AR9198, 3.000%, 3/1/2043 (d)	847,132	843,122
AS3608, 2.500%, 12/1/2043 (d)	388,284	369,544
AS8449, 2.500%, 12/1/2031	45,973	46,021

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Federal National Mortgage Association (Continued)
AW4685, 2.655%, VR, 5/1/2044 (d)	$148,130	$151,814
AY3370, 2.500%, 4/1/2045	285,070	270,637
AY5876, 2.500%, 6/1/2030	472,459	472,950
BC1171, 3.500%, 6/1/2046	2,458,030	2,514,387
BE1416, 2.500%, 11/1/2031	223,873	224,106
BE2456, 2.500%, 12/1/2031	497,411	497,928
MA0639, 4.000%, 2/1/2041 (d)	146,650	154,551
MA0919, 3.500%, 12/1/2031 (d)	20,287	21,078
MA0949, 3.500%, 1/1/2032 (d)	198,929	206,685
MA1630, 4.000%, 10/1/2033 (d)	213,054	225,768
MA1931, 2.500%, 6/1/2024	735,762	748,201
FNMA TBA 15 Yr , 2.500%, 3/16/2032 (c)	1,000,000	998,555
FNMA TBA 15 Yr, 2.500%, 2/16/2032 (c)	1,000,000	1,000,078
FNMA TBA 15 Yr, 3.000%, 2/16/2032 (c)	2,600,000	2,667,640
FNMA TBA 30 Yr, 3.500%, 2/13/2047 (c)	2,521,000	2,576,343
FNMA TBA 30 Yr, 3.500%, 3/13/2047 (c)	2,500,000	2,549,706
FNMA TBA 30 Yr, 4.000%, 2/13/2047 (c)	700,000	734,398
FNMA TBA 30 Yr, 4.000%, 3/13/2047 (c)	600,000	628,289

		45,017,384

Government National Mortgage Association – 1.5%
GNMA II TBA 30 Yr, 3.500%, 2/21/2047 (c)	1,200,000	1,243,594
GNMA II TBA 30 Yr, 4.500%, 2/21/2047 (c)	900,000	965,215

		2,208,809

Total Mortgage Backed Securities (Cost $79,829,298)		79,386,596

Corporate Bonds and Notes – 26.2%
Communications – 2.9%
AT&T Inc
1.623%, VR, 3/11/2019	525,000	523,855
3.950%, 1/15/2025	445,000	440,763
4.750%, 5/15/2046	65,000	59,597
CBS Corp, 2.900%, 1/15/2027	400,000	367,870
Charter Communications Operating LLC senior secured note, 6.484%, 10/23/2045	300,000	342,203
Cox Communications Inc 144A, 4.800%, 2/1/2035 (e)	200,000	184,923
Gray Television Inc 144A, 5.875%, 7/15/2026 (e)	200,000	199,250
Interpublic Group of Cos Inc/The, 4.200%, 4/15/2024	250,000	257,223
SFR Group SA senior secured note 144A, 7.375%, 5/1/2026 (e)	200,000	206,000
Sprint Communications Inc 144A, 7.000%, 3/1/2020 (e)	375,000	408,281
Time Warner Cable LLC senior secured note
6.750%, 7/1/2018	275,000	292,843
7.300%, 7/1/2038	175,000	214,871
Time Warner Inc, 3.600%, 7/15/2025	325,000	319,166
Verizon Communications Inc, 5.150%, 9/15/2023	426,000	471,098

		4,287,943

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Consumer Discretionary – 2.7%
ACCO Brands Corp 144A, 5.250%, 12/15/2024 (e)	$130,000	$131,151
Avis Budget Car Rental LLC / Avis Budget Finance Inc 144A, 6.375%, 4/1/2024 (e)	295,000	291,313
Delphi Automotive PLC
3.150%, 11/19/2020	240,000	244,367
4.150%, 3/15/2024	401,000	413,917
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (e)	500,000	508,714
Hertz Corp/The 144A, 5.500%, 10/15/2024 (e)	125,000	105,625
Home Depot Inc/The, 5.950%, 4/1/2041	420,000	533,133
Lear Corp, 4.750%, 1/15/2023	173,000	180,773
Lennar Corp, 4.125%, 1/15/2022	245,000	247,989
Marriott International Inc/MD, 2.875%, 3/1/2021	500,000	504,689
Northeastern University, 5.285%, 3/1/2032	100,000	107,564
O’Reilly Automotive Inc
3.800%, 9/1/2022	155,000	160,488
3.850%, 6/15/2023	550,000	567,104

		3,996,827

Consumer Staples – 0.6%
JM Smucker Co/The, 4.250%, 3/15/2035	380,000	385,359
TreeHouse Foods Inc 144A, 6.000%, 2/15/2024 (e)	530,000	558,488

		943,847

Energy – 0.6%
Spectra Energy Capital LLC, 8.000%, 10/1/2019	750,000	849,846

		849,846

Financials – 12.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.500%, 5/26/2022	750,000	749,482
AIA Group Ltd 144A, 4.500%, 3/16/2046 (e)	325,000	329,163
Air Lease Corp, 3.875%, 4/1/2021	225,000	234,000
Aircastle Ltd, 5.000%, 4/1/2023	140,000	142,461
American Express Credit Corp, 1.296%, VR, 9/22/2017	500,000	500,441
American Tower Corp, 5.000%, 2/15/2024	362,000	388,722
Aon PLC, 4.750%, 5/15/2045	225,000	228,576
AXA SA subordinated note, 8.600%, 12/15/2030	400,000	555,000
Boston Properties LP, 3.650%, 2/1/2026	430,000	426,804
BPCE SA
2.250%, 1/27/2020	500,000	497,863
144A, 4.875%, 4/1/2026 (e)	500,000	502,703
Brandywine Operating Partnership LP, 4.550%, 10/1/2029	725,000	706,176
Capital One Financial Corp subordinated note
3.750%, 7/28/2026	80,000	77,463
4.200%, 10/29/2025	155,000	155,643
Cooperatieve Rabobank UA, 3.950%, 11/9/2022	375,000	384,195
Credit Agricole SA/London 144A, 4.125%, 1/10/2027 (e)	510,000	508,719

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Financials (Continued)
Crown Castle International Corp, 3.700%, 6/15/2026	$300,000	$292,888
Discover Financial Services, 3.750%, 3/4/2025	325,000	317,958
Duke Realty LP
3.625%, 4/15/2023	200,000	202,795
4.375%, 6/15/2022	250,000	267,258
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	594,277
Hartford Financial Services Group Inc/The junior secured note, 8.125%, VR, 6/15/2068	275,000	294,938
Huntington Bancshares Inc/OH
3.150%, 3/14/2021	425,000	431,027
1.700%, 2/26/2018	380,000	380,445
ING Bank NV 144A, 2.000%, 11/26/2018 (e)	500,000	499,450
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	162,690
Liberty Property LP, 3.250%, 10/1/2026	165,000	158,288
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	101,771
Metropolitan Life Global Funding I 144A, 2.300%, 4/10/2019 (e)	500,000	503,758
Morgan Stanley subordinated note
3.950%, 4/23/2027	210,000	205,758
5.000%, 11/24/2025	700,000	744,768
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	303,931
Regency Centers LP, 3.750%, 6/15/2024	300,000	303,446
Regions Financial Corp, 3.200%, 2/8/2021	500,000	509,205
Reinsurance Group of America Inc
3.950%, 9/15/2026	250,000	250,493
4.700%, 9/15/2023	164,000	175,391
Santander UK PLC subordinated note 144A, 5.000%, 11/7/2023 (e)	650,000	674,268
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (e)	250,000	250,760
Swedbank AB 144A, 2.200%, 3/4/2020 (e)	650,000	645,663
TIAA Asset Management Finance Co LLC 144A, 4.125%, 11/1/2024 (e)	160,000	162,960
Total System Services Inc, 3.800%, 4/1/2021	600,000	619,571
Unum Group, 3.000%, 5/15/2021	180,000	179,797
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	503,866
Ventas Realty LP, 3.500%, 2/1/2025	500,000	491,906
Vornado Realty LP, 2.500%, 6/30/2019	325,000	326,588
Voya Financial Inc, 5.650%, VR, 5/15/2053	130,000	130,975
Welltower Inc, 5.250%, 1/15/2022	400,000	440,902

		17,515,202

Health Care – 3.8%
Actavis Funding SCS
3.000%, 3/12/2020	420,000	426,860
3.800%, 3/15/2025	280,000	279,978
Allina Health System, 4.805%, 11/15/2045	660,000	701,519
Boston Medical Center Corp, 4.519%, 7/1/2026	455,000	473,849

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Health Care (Continued)
Celgene Corp, 3.875%, 8/15/2025	$325,000	$329,385
Children’s Hospital Corp/The, 4.115%, 1/1/2047	230,000	232,781
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	293,945
Kaiser Foundation Hospitals, 3.500%, 4/1/2022	110,000	113,813
Mayo Clinic, 4.128%, 11/15/2052	165,000	162,671
Memorial Sloan-Kettering Cancer Center, 4.200%, 7/1/2055	60,000	59,391
Mylan Inc, 2.600%, 6/24/2018	400,000	401,972
New York and Presbyterian Hospital/The
4.024%, 8/1/2045	365,000	357,025
4.063%, 8/1/2056	250,000	235,992
Ochsner Clinic Foundation, 5.897%, 5/15/2045	650,000	760,886
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	382,776
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	278,283

		5,491,126

Industrials – 1.8%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	430,709
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	782,812
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	197,746
Ryder System Inc
2.350%, 2/26/2019	500,000	503,256
2.500%, 5/11/2020	145,000	145,329
United Rentals North America Inc, 4.625%, 7/15/2023	500,000	512,500

		2,572,352

Materials – 0.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc senior secured note 144A, 4.156%, VR, 5/15/2021 (e)	470,000	483,513
Standard Industries Inc/NJ 144A, 5.125%, 2/15/2021 (e)	180,000	189,000

		672,513

Technology – 1.0%
Broadcom Corp / Broadcom Cayman Finance Ltd 144A, 3.625%, 1/15/2024 (e)	355,000	355,992
CDW LLC / CDW Finance Corp, 5.000%, 9/1/2023	145,000	148,263
Microsoft Corp, 3.700%, 8/8/2046	395,000	362,302
SS&C Technologies Holdings Inc, 5.875%, 7/15/2023	65,000	67,925
TSMC Global Ltd 144A, 1.625%, 4/3/2018 (e)	523,000	521,603

		1,456,085

Utilities – 0.3%
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	500,000	505,497

		505,497

Total Corporate Bonds and Notes (Cost $38,047,928)		38,291,238

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Municipal Bonds – 8.1%
American Municipal Power Inc, 6.270%, 2/15/2050	$300,000	$360,318
Bay Area Toll Authority
6.918%, 4/1/2040	125,000	169,941
7.043%, 4/1/2050	325,000	460,775
City of Chicago IL
6.207%, 1/1/2032	250,000	225,168
7.045%, 1/1/2029	295,000	300,581
City of Los Angeles Department of Airports, 3.887%, 5/15/2038	140,000	139,685
Commonwealth of Massachusetts, 3.277%, 6/1/2046	130,000	119,275
Cook County Community High School District No 228 Bremen, 5.019%, 12/1/2041	435,000	442,539
Hillsborough County Aviation Authority, 3.549%, 10/1/2022	190,000	195,200
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	223,988
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	290,000	388,684
Maryland Health & Higher Educational Facilities Authority
3.968%, 7/1/2027	205,000	205,312
4.068%, 7/1/2028	240,000	240,307
4.168%, 7/1/2029	40,000	40,048
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	482,912
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 4.053%, 7/1/2026	270,000	279,172
Michigan Finance Authority
2.057%, 4/1/2018	250,000	249,418
2.267%, 4/1/2019	260,000	257,309
2.491%, 4/1/2020	250,000	245,470
2.741%, 4/1/2021	320,000	311,517
New Jersey Economic Development Authority, 3.882%, 6/15/2019	270,000	269,978
New Jersey Turnpike Authority
7.102%, 1/1/2041	225,000	315,230
7.414%, 1/1/2040	200,000	290,526
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	480,005
Oregon Health & Science University, 5.000%, 7/1/2045	350,000	377,920
Pennsylvania Industrial Development Authority 144A, 3.556%, 7/1/2024 (e)	505,000	500,001
Puerto Rico Commonwealth Government Employees Retirement System
6.150%, 7/1/2038 (f)	825,000	367,125
6.200%, 7/1/2039 (f)	125,000	55,625
Shelby County Health Educational & Housing Facilities Board
4.000%, 9/1/2021	250,000	255,028
4.000%, 9/1/2022	250,000	253,995
State of California, 7.625%, 3/1/2040	525,000	768,653

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Municipal Bonds (Continued)
State of Illinois
3.860%, 4/1/2021	$215,000	$211,186
5.100%, 6/1/2033	335,000	307,004
5.547%, 4/1/2019	325,000	338,832
5.877%, 3/1/2019	410,000	434,899
Washington State Housing Finance Commission
4.000%, 1/1/2024	800,000	784,551
144A, 4.375%, 1/1/2021 (f)	400,000	400,744

Total Municipal Bonds (Cost $11,923,158)		11,748,921

Senior Floating Rate Interests – 7.5%
Communications – 1.8%
Charter Communications Operating LLC term loan, 3.026%, 1/15/2024	297,750	299,185
Mission Broadcasting Inc term loan B, 0.000%, 1/17/2024 (g)	25,558	25,846
Nexstar Broadcasting Inc term loan B, 0.000%, 1/17/2024 (g)	277,395	280,516
SFR Group SA, 4.289%, 1/14/2025	744,384	751,097
Sprint Communications Inc. term loan B, 0.000%, 2/2/2024 (g)	410,000	410,000
Univision Communications Inc term loan, 4.000%, 3/1/2020	489,520	491,186
Ziggo BV
Term Loan B1, 3.517%, 1/15/2022	184,894	185,703
Term Loan B2A, 3.517%, 1/15/2022	109,574	110,054
Term Loan B3, 4.074%, 1/15/2022	34,048	34,197

		2,587,784

Consumer Discretionary – 1.3%
AMC Entertainment Holdings Inc term loan, 3.526%, 12/15/2023	100,000	101,042
American Builders & Contractors Supply Co Inc term loan B, 3.526%, 10/31/2023	900,000	908,015
Camelot Finance LP term loan, 4.750%, 10/3/2023	139,650	141,029
Harbor Freight Tools USA Inc term loan, 3.778%, 8/19/2023	243,775	246,416
KAR Auction Services Inc term loan B, 4.500%, 3/9/2023	148,875	150,921
On Assignment Inc term loan B, 3.528%, 6/3/2022	365,770	369,885

		1,917,308

Consumer Staples – 1.2%
BJ’s Wholesale Club Inc first lien, 4.500%, 9/26/2019	479,351	482,346
Coty Inc term loan B, 3.271%, 10/27/2022	203,465	206,517
Energizer Holdings Inc term loan B, 3.313%, 6/30/2022	615,625	619,216
Galleria Co term loan B, 3.813%, 9/29/2023	410,000	413,200

		1,721,279

Financials – 0.6%
DTZ US Borrower LLC term loan, 4.250%, 11/4/2021	492,500	495,681
Frank Russell Co term loan, 6.750%, 6/1/2023	447,750	455,865

		951,546

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount	Value
Health Care – 0.2%
Alere Inc term loan B, 4.250%, 6/18/2022	$249,367	$249,835

		249,835

Industrials – 0.2%
Avolon Holdings Ltd. term loan B, 0.000%, 1/13/2022 (g)	240,000	243,350

		243,350

Materials – 0.5%
Ardagh Holdings USA Inc term loan, 4.009%, 12/17/2021	466,069	472,113
Nexeo Solutions LLC term loan B, 5.250%, 6/9/2023	283,575	286,942

		759,055

Technology – 1.4%
CDW LLC term loan, 3.250%, 8/17/2023	489,907	493,615
Dell International LLC term loan B, 4.030%, 9/7/2023	279,300	282,020
Equinix Inc. term loan B, 3.278%, 1/8/2023	153,838	155,568
NXP BV term loan, 3.240%, 12/7/2020	287,209	288,944
ON Semiconductor Corp term loan B, 4.028%, 3/31/2023	349,125	353,174
SS&C European Holdings SARL term loan B2, 4.028%, 7/8/2022	27,717	28,055
SS&C Technologies Inc term loan B1, 4.028%, 7/8/2022	284,654	288,123
Zayo Group LLC
Term loan B, 0.000%, 1/19/2024 (g)	94,500	95,504
Term loan B, 0.000%, 1/12/2024 (g)	45,500	45,983

		2,030,986

Utilities – 0.3%
Calpine Corp term loan B, 3.750%, 1/15/2023	415,800	418,529

		418,529

Total Senior Floating Rate Interests (Cost $10,730,831)		10,879,672

U.S. Government Agencies – 7.4%
FNMA, 1.500%, 6/22/2020	5,328,000	5,310,918
FNMA, 5.625%, 7/15/2037 (d)	4,054,000	5,418,025

Total U.S. Government Agencies (Cost $11,162,380)		10,728,943

Asset Backed Securities – 1.3%
Carmax Auto Owner Trust
1.900%, 4/15/2022	95,000	93,479
2.150%, 5/15/2019	750,000	753,604
2.160%, 12/15/2021	135,000	134,383
2.200%, 6/15/2022	75,000	73,859
2.560%, 2/15/2022	260,000	259,938
2.580%, 11/16/2020	130,000	130,417

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

	Principal Amount		Value
Asset Backed Securities (Continued)
CNH Equipment Trust, 1.930%, 3/15/2024	$20,000		$19,611
SBA Tower Trust 144A, 3.869%, VR, 10/15/2049 (e)	500,000		504,055

Total Asset Backed Securities (Cost $1,968,684)			1,969,346

Foreign Government & Agency Securities – 0.7%
Province of Ontario, 1.950%, 1/27/2023	1,000,000	CAD	765,231
Romania Government Bond, 1.350%, 2/25/2019	1,160,000	RON	277,755

Total Foreign Government & Agency Securities (Cost $1,028,492)			1,042,986

Total Long Term Investments – 105.6% (Cost $154,690,771)			154,047,702

Short Term Investments – 0.4%
Romania T-Bill, 0.010%, 6/26/2017	2,385,000	RON	571,541

Total Short Term Investments (Cost $592,268)			571,541

Total Investments – 106.0% (Cost $155,283,039) (a)			154,619,243

Other Liabilities, less assets – (6.0)%			(8,761,913)

Net Assets – 100.0%			$145,857,330

(a) The aggregate cost for book and federal income purposes is $155,374,295. The aggregate gross unrealized appreciation is $1,515,723, and the aggregate gross unrealized depreciation is $2,270,775, resulting in net unrealized depreciation of $755,052.

(b) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(e) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(f) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

(g) Represents an unsettled loan contract. The coupon rate will be determined at time of settlement.

The principal amount is stated in U.S. dollars unless otherwise indicated.

TBA — To Be Announced

VR — Variable interest rate. Rate shown is that on January 31, 2017.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2017, the aggregate value of these securities was $12,962,656, representing 8.9% of net assets.

CAD — Canadian Dollar

RON — Romanian Leu

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

At January 31, 2017, the Fund had the following forward currency contracts outstanding:

Counterparty	Currency	Contract Type	Settlement Date	Value	Unrealized Appreciation (Depreciation)
UBS AG	CAD	Sell	3/15/2017	$762,738	$(3,556)
Citibank N.A.	RON	Sell	6/26/2017	574,264	21,175
JP Morgan Chase Bank	RON	Sell	8/28/2017	175,959	10,360
BNP Parabas SA	RON	Sell	8/28/2017	107,263	6,185

				$1,620,224	$34,164

At January 31, 2017, the Fund had the following centrally cleared interest rate swap contracts outstanding:

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.473%	Morgan Stanley/ LCH	1/25/2019	$7,130,000	$7,127,767	$2,233
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.524%	Morgan Stanley/ LCH	1/28/2019	7,130,000	7,134,531	(4,531)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.750%	Morgan Stanley/ LCH	9/21/2046	4,119,000	4,226,384	(382,323)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/ LCH	9/21/2046	9,302,000	9,231,704	588,676
Receive Floating rate 12 month USD Fed Fund Pay Fixed rate 1.000%	Morgan Stanley/ LCH	9/29/2026	1,001,000	1,084,183	53,866

			$28,682,000	$28,804,569	$257,921

At January 31, 2017, the Fund had the following OTC interest rate swap contracts outstanding:

	Rate Type
Counterparty	Payments made by the Fund	Payments received by the Fund	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$4,928,000	$5,109,947	$181,947

				$4,928,000	$5,109,947	$181,947

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2017 (Unaudited)

At January 31, 2017, the Fund had the following centrally cleared credit default swap contracts outstanding:

Description	Counterparty/ Exchange	Buy/Sell Protection(g)	Rating of Reference Entity (Moody’s/S&P)
CDX-NAIG Series 27, Version 1, 5 Year Index	Morgan Stanley/ICE	Sell	Baa1/BBB+
CDX-NAHY Series 27, Version 1, 5 Year Index	Morgan Stanley/ICE	Sell	B2/B+
iTraxx Europe Series 26, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	Sell	Baa1/BBB+
iTraxx Europe Crossover Series 26, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	Sell	B1/B+

At January 31, 2017, the Fund had the following OTC credit default swap contracts outstanding:

Description	Counterparty	Buy/Sell Protection(g)	Rating of Reference Entity (Moody’s/S&P)
CMBX NA AAA.6	Credit Suisse International	Sell	Aaa/AAA
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	Sell	Aaa/AAA
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	Sell	Aaa/AAA
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	Sell	Aaa/AAA
CMBX.NA.AAA.6	Deutsche Bank London	Sell	Aaa/AAA

LCH — London Clearing House

ICE — Intercontinental Exchange

(g) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Fixed Rate	Expiration Date	Notional Amount(h)	Value(i)	Unrealized Appreciation (Depreciation)

1.00%	12/20/2021	$2,816,000	$2,859,320	$5,813

5.00%	12/20/2021	166,000	176,257	(359)

1.00%	12/20/2021	682,000	746,428	2,230

5.00%	12/20/2021	580,000	681,575	12,165

		$4,244,000	$4,463,580	$19,849

Upfront Premium (Received) Paid	Fixed Rate	Expiration Date	Notional Amount(h)	Value(i)	Unrealized Appreciation (Depreciation)
$5,720	0.50%	5/11/2063	$154,889	$154,800	$5,566
64,963	0.50%	5/11/2063	1,981,575	1,980,442	62,541
5,243	0.50%	5/11/2063	154,889	154,800	5,048
4,065	0.50%	5/11/2063	119,914	119,845	3,960
4,912	0.50%	5/11/2063	144,896	144,813	4,785

			$2,556,163	$2,554,700	$81,900

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on August 1, 2016, and held through January 31, 2017.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 8/1/2016	Ending Account Value as of 1/31/2017	Expenses Paid During Period 8/1/2016 – 1/31/2017
Domini Impact Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,080.10	$6.06[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.38	$5.88[1]
Domini Impact Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,079.50	$6.16[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.28	$5.98[1]
Domini Impact Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,082.40	$4.20[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.18	$4.07[1]
Domini Impact Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,081.90	$4.41[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.97	$4.28[1]
Domini Impact International Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,051.80	$7.63[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.77	$7.50[2]
Domini Impact International Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,050.20	$7.98[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.42	$7.85[2]
Domini Impact International Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,052.90	$5.64[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.72	$5.54[2]
Domini Impact Bond Fund Investor Shares	Actual Expenses	$1,000.00	$970.40	$4.72[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.42	$4.84[3]
Domini Impact Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$971.80	$3.23[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.93	$3.31[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.84% for Class R shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Investor shares, or 1.54% for Class A shares, or 1.09% for Institutional shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Investor Shares, or 0.65% for Institutional Class, multiplied by average account value over the period, multiplied by 184, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2017 (Unaudited)

	Domini Impact Equity Fund	Domini Impact International Equity Fund
ASSETS
Investments at value (cost $775,658,677, and $603,603,439, respectively)	$891,220,501	$666,346,695
Cash	10,064,917	16,461,358
Foreign currency, at value (cost $0, and $333, respectively)	-	337
Receivable for capital shares	238,441	3,757,043
Dividend receivable	803,357	1,097,466
Tax reclaim receivable	492	456,841

Total assets	902,327,708	688,119,740

LIABILITIES
Payable for securities purchased	-	438,332
Payable for capital shares	640,937	943,509
Management /Sponsorship fee payable	576,563	535,435
Distribution fee payable	143,824	106,011
Other accrued expenses	220,876	325,597
Foreign tax payable	13,944	203,995

Total liabilities	1,596,144	2,552,879

NET ASSETS	$900,731,564	$685,566,861

NET ASSETS CONSIST OF
Paid-in capital	$784,044,981	$658,567,405
Undistributed net investment income (loss)	(4,874,313)	(5,933,257)
Accumulated net realized gain (loss)	5,997,051	(29,819,018)
Net unrealized appreciation (depreciation)	115,563,845	62,751,731

NET ASSETS	$900,731,564	$685,566,861

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$663,893,858	$431,870,846

Outstanding shares of beneficial interest	15,131,990	56,392,323

Net asset value and offering price per share*	$43.87	$7.66

Class A Shares
Net assets	$8,655,501	$65,620,952

Outstanding shares of beneficial interest	1,268,641	8,148,885

Net asset value*	$6.82	$8.05

Maximum offering price per share (net asset value per share / (1-4.75%))	$7.16	$8.45

Institutional shares
Net assets	$184,912,453	$188,075,063

Outstanding shares of beneficial interest	7,998,846	24,575,901

Net asset value and offering price per share*	$23.12	$7.65

Class R shares
Net assets	$43,269,752

Outstanding shares of beneficial interest	7,760,094

Net asset value and offering price per share*	$5.58

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2017 (Unaudited)

	Domini Impact Equity Fund	Domini Impact International Equity Fund
INCOME
Dividends (net of foreign taxes $61,146, and $445,630, respectively)	$9,778,105	$4,556,191

Investment Income	9,778,105	4,556,191

EXPENSES
Management /Sponsorship fees	3,395,784	3,023,102
Distribution fees – Investor shares	827,343	500,877
Distribution fees – Class A shares	10,682	72,938
Transfer agent fees – Investor shares	308,397	316,441
Transfer agent fees – Class A shares	5,335	56,997
Transfer agent fees – Institutional shares	2,935	3,131
Transfer agent fees – Class R shares	909	-
Custody and Accounting fees	89,993	267,480
Miscellaneous	53,507	2,007
Registration fees – Investor shares	15,761	30,251
Registration fees – Class A shares	14,470	19,030
Registration fees – Institutional shares	14,955	25,001
Registration fees – Class R shares	14,567	-
Shareholder Service fees – Investor shares	30,165	19,448
Shareholder Service fees – Class A shares	533	5,782
Shareholder Service fees – Institutional shares	85	289
Shareholder Service fees – Class R shares	105	-
Shareholder Communication fees	25,741	16,032
Trustees fees	18,666	12,847
Professional fees	11,832	13,914

Total expenses	4,841,765	4,385,567
Fees waived and expenses reimbursed	(18,730)	(19,785)

Net expenses	4,823,035	4,365,782

NET INVESTMENT INCOME (LOSS)	4,955,070	190,409

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	30,996,586	(4,868,758)
Foreign Currency	2,748	(311,384)

Net realized gain (loss)	30,999,334	(5,180,142)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	33,802,760	37,749,297
Translation of assets and liabilities in foreign currencies	2,039	44,316

Net change in unrealized appreciation (depreciation)	33,804,799	37,793,613

NET REALIZED AND UNREALIZED GAIN (LOSS)	64,804,133	32,613,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69,759,203	$32,803,880

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (unaudited)	Year Ended July 31, 2016
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$4,955,070	$20,065,234
Net realized gain (loss)	30,999,334	8,238,864
Net change in unrealized appreciation (depreciation)	33,804,799	(57,998,308)

Net Increase (Decrease) in Net Assets Resulting from Operations	69,759,203	(29,694,210)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(3,565,551)	(7,760,110)
Class A shares	(414,948)	(644,111)
Institutional shares	(3,170,592)	(6,399,233)
Class R shares	(2,673,873)	(4,453,212)
Distributions to shareholders from net realized gain:
Investor shares	(10,974,157)	(34,944,459)
Class A shares	(810,823)	(2,048,824)
Institutional shares	(5,617,485)	(19,710,187)
Class R shares	(4,749,954)	(12,600,332)
Tax return of capital distribution
Investor shares	-	(142,401)
Class A shares	-	(1,843)
Institutional shares	-	(44,435)
Class R shares	-	(9,599)

Net Decrease in Net Assets from Distributions and/or Dividends	(31,977,383)	(88,758,746)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	23,594,331	65,303,360
Net asset value of shares issued in reinvestment of distributions and dividends	30,817,443	86,546,917
Payments for shares redeemed	(104,825,952)	(174,857,028)
Redemption fees	2,291	11,090

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(50,411,887)	(22,995,661)

Total Increase (Decrease) in Net Assets	(12,630,067)	(141,448,617)

NET ASSETS
Beginning of period	$913,361,631	$1,054,810,248

End of period	$900,731,564	$913,361,631

Undistributed net investment income (loss)	$(4,874,313)	$(4,419)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (unaudited)	Year Ended July 31, 2016
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$190,409	$8,857,333
Net realized gain (loss)	(5,180,142)	(22,594,223)
Net change in unrealized appreciation (depreciation)	37,793,613	(3,357,498)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,803,880	(17,094,388)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(5,223,449)	(3,272,324)
Class A shares	(760,184)	(494,389)
Institutional shares	(3,008,134)	(1,952,818)
Class R shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	-	(8,095,893)
Class A shares	-	(1,288,949)
Institutional shares	-	(2,922,571)
Class R shares	-	-
Tax return of capital distribution
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(8,991,767)	(18,026,944)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	136,211,731	373,227,416
Net asset value of shares issued in reinvestment of distributions and dividends	6,707,653	14,258,096
Payments for shares redeemed	(88,076,281)	(177,027,885)
Redemption fees	10,106	23,851

Net Increase (Decrease) in Net Assets from Capital Share Transactions	54,853,209	210,481,478

Total Increase (Decrease) in Net Assets	78,665,322	175,360,146

NET ASSETS
Beginning of period	$606,901,539	$431,541,393

End of period	$685,566,861	$606,901,539

Undistributed net investment income (loss)	$(5,933,257)	$2,868,101

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31,
			2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$41.49		$45.38		$46.82		$39.22		$32.66		$31.56

Income from investment operations:
Net investment income (loss)	0.27		0.90		0.52	[5]	0.39		0.37		0.36
Net realized and unrealized gain (loss) on investments	3.06		(2.10)		1.86		7.47		6.43		0.95

Total income from investment operations	3.33		(1.20)		2.38		7.86		6.80		1.31

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.23)		(0.48)		(0.36)		(0.26)		(0.24)		(0.21)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-		-
Tax return of capital [5]	-		(0.01)		-		-		-		-

Total distributions	(0.95)		(2.69)		(3.82)		(0.26)		(0.24)		(0.21)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$43.87		$41.49		$45.38		$46.82		$39.22		$32.66

Total return [2]	8.01%		-2.47%		5.21%		20.07%		20.87%		4.15%
Portfolio turnover	41%		91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$664		$656		$752		$699		$625		$546
Ratio of expenses to average net assets	1.16%		1.14%		1.16%		1.20%		1.24%	[4]	1.25%	[3,4]
Ratio of gross expenses to average net assets	1.16%		1.14%		1.16%		1.20%		1.24%		1.26%
Ratio of net investment income (loss) to average net assets	1.00%		2.06%		1.10%		0.80%		0.96%		1.06%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.24%, and 1.25%, for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31,
			2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$7.33		$10.54		$13.87		$11.84		$10.16		$10.12

Income from investment operations:
Net investment income (loss)	0.16		0.33		0.12	[5]	0.25		0.22		0.37
Net realized and unrealized gain (loss) on investments	0.42		(0.69)		0.53		2.12		1.86		0.05

Total income from investment operations	0.58		(0.36)		0.65		2.37		2.08		0.42

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.37)		(0.65)		(0.52)		(0.34)		(0.40)		(0.38)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-		-
Tax return of capital [5]	-		(0.00)	[1]	-		-		-		-

Total distributions	(1.09)		(2.85)		(3.98)		(0.34)		(0.40)		(0.38)

Redemption fee proceeds	-		-		-		-		-		-

Net asset value, end of period	$6.82		$7.33		$10.54		$13.87		$11.84		$10.16

Total return [2]	7.95%		-2.61%		5.19%		20.17%		20.88%		4.20%
Portfolio turnover	41%		91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$9		$8		$11		$8		$5		$4
Ratio of expenses to average net assets	1.18%	[3]	1.18%	[3]	1.18%	[3]	1.18%	[3]	1.18%	[3,4]	1.18%	[3,4]
Ratio of gross expenses to average net assets	1.54%		1.41%		1.39%		1.54%		1.74%		2.09%
Ratio of net investment income (loss) to average net assets	0.98%		2.00%		1.06%		0.83%		1.02%		1.09%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18%, and 1.18% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31,
			2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$22.40		$25.95		$28.49		$23.94		$20.12		$19.65

Income from investment operations:
Net investment income (loss)	0.06		0.55		0.40	[5]	0.32		0.29		0.33
Net realized and unrealized gain (loss) on investments	1.78		(1.20)		1.11		4.60		3.96		0.57

Total income from investment operations	1.84		(0.65)		1.51		4.92		4.25		0.90

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.40)		(0.70)		(0.59)		(0.37)		(0.43)		(0.43)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-		-
Tax return of capital [5]	-		(0.00)	[1]	-		-		-		-

Total distributions	(1.12)		(2.90)		(4.05)		(0.37)		(0.43)		(0.43)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	-

Net asset value, end of period	$23.12		$22.40		$25.95		$28.49		$23.94		$20.12

Total return [2]	8.24%		-2.14%		5.56%		20.59%		21.36%		4.62%
Portfolio turnover	41%		91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$185		$205		$237		$260		$216		$182
Ratio of expenses to average net assets	0.80%		0.80%	[3]	0.80%	[3]	0.80%	[3]	0.80%	[3,4]	0.80%	[3,4]
Ratio of gross expenses to average net assets	0.80%		0.81%		0.80%		0.81%		0.81%		0.83%
Ratio of net investment income (loss) to average net assets	1.37%		2.40%		1.47%		1.19%		1.41%		1.49%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80%, 0.80%, for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31,
			2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$6.20		$9.40		$12.81		$10.94		$9.41		$9.40

Income from investment operations:
Net investment income (loss)	0.23		0.49		0.15	[5]	1.00		(0.03)		1.16
Net realized and unrealized gain (loss) on investments	0.27		(0.79)		0.49		1.23		1.98		(0.74)

Total income from investment operations	0.50		(0.30)		0.64		2.23		1.95		0.42

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.40)		(0.70)		(0.59)		(0.36)		(0.42)		(0.41)
Distributions to shareholders from net realized gain	(0.72)		(2.20)		(3.46)		-		-		-
Tax return of capital [5]	-		(0.00)	[1]	-		-		-		-

Total distributions	(1.12)		(2.90)		(4.05)		(0.36)		(0.42)		(0.41)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$5.58		$6.20		$9.40		$12.81		$10.94		$9.41

Total return [2]	8.19%		-2.22%		5.55%		20.52%		21.21%		4.58%
Portfolio turnover	41%		91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$43		$44		$55		$49		$28		$26
Ratio of expenses to average net assets	0.84%		0.82%		0.85%		0.90%		0.90%	[4]	0.90%	[3,4]
Ratio of gross expenses to average net assets	0.84%		0.82%		0.85%		0.90%		0.90%		0.91%
Ratio of net investment income (loss) to average net assets	1.32%		2.39%		1.41%		1.07%		1.31%		1.38%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90%, and 0.90% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31,
			2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$7.38		$8.05		$8.26		$7.67		$5.98		$7.43

Income from investment operations:
Net investment income (loss)	-		0.12		0.13		0.14		0.11		0.09
Net realized and unrealized gain (loss) on investments	0.38		(0.53)		0.20		0.85		1.64		(1.04)

Total income from investment operations	0.38		(0.41)		0.33		0.99		1.75		(0.95)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.10)		(0.07)		(0.11)		(0.25)		(0.06)		(0.28)
Distributions to shareholders from net realized gain	-		(0.19)		(0.43)		(0.15)		-		(0.20)
Tax return of capital [5]	-		-		-		-		-		(0.02)

Total distributions	(0.10)		(0.26)		(0.54)		(0.40)		(0.06)		(0.50)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.66		$7.38		$8.05		$8.26		$7.67		$5.98

Total return [2]	5.18%		-5.12%		4.65%		13.15%		29.26%		-12.38%
Portfolio turnover	42%		89%		88%		86%		87%		110%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$432		$385		$320		$232		$160		$127
Ratio of expenses to average net assets	1.47%		1.52%		1.59%		1.60%	[3]	1.60%	[3,4]	1.60%	[3,4]
Ratio of gross expenses to average net assets	1.47%		1.52%		1.59%		1.62%		1.68%		1.74%
Ratio of net investment income (loss) to average net assets	-0.04%		1.59%		1.32%		1.43%		1.70%		1.64%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60%, and 1.60% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31,
			2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$7.76		$8.45		$8.64		$8.00		$6.24		$7.73

Income from investment operations:
Net investment income (loss)	(0.01)		0.11		0.14		0.14		0.12		0.14
Net realized and unrealized gain (loss) on investments	0.40		(0.54)		0.21		0.90		1.71		(1.12)

Total income from investment operations	0.39		(0.43)		0.35		1.04		1.83		(0.98)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.10)		(0.07)		(0.11)		(0.25)		(0.07)		(0.29)
Distributions to shareholders from net realized gain	-		(0.19)		(0.43)		(0.15)		-		(0.20)
Tax return of capital [5]	-		-		-		-		-		(0.02)

Total distributions	(0.10)		(0.26)		(0.54)		(0.40)		(0.07)		(0.51)
Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	-		-

Net asset value, end of period	$8.05		$7.76		$8.45		$8.64		$8.00		$6.24

Total return [2]	5.02%		-5.07%		4.71%		13.16%		29.30%		-12.26%
Portfolio turnover	42%		89%		88%		86%		87%		110%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$66		$55		$51		$29		$13		$6
Ratio of expenses to average net assets	1.54%	[3]	1.53%	[3]	1.57%	[3]	1.57%	[3]	1.57%	[3,4]	1.57%	[3,4]
Ratio of gross expenses to average net assets	1.61%		1.59%		1.68%		1.82%		2.13%		2.33%
Ratio of net investment income (loss) to average net assets	-0.12%		1.47%		1.46%		1.51%		1.91%		1.85%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57%, and 1.57% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31						For the Period November 30, 2012 (commencement of operations) through July 31, 2013
			2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$7.39		$8.07		$8.28		$7.66		$6.59

Income from investment operations:
Net investment income (loss)	0.01		0.15		0.16		0.13		0.11
Net realized and unrealized gain (loss) on investments	0.37		(0.54)		0.21		0.89		1.04

Total income from investment operations	0.38		(0.39)		0.37		1.02		1.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.10)		(0.15)		(0.25)		(0.08)
Distributions to shareholders from net realized gain	-		(0.19)		(0.43)		(0.15)		-

Total distributions	(0.12)		(0.29)		(0.58)		(0.40)		(0.08)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	-

Net asset value, end of period	$7.65		$7.39		$8.07		$8.28		$7.66

Total return [2]	5.29%		-4.74%		5.24%		13.60%		17.50%
Portfolio turnover	42%		89%		88%		86%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$188		$167		$61		$39		$25
Ratio of expenses to average net assets	1.09%		1.10%		1.15%	[3]	1.16%		1.25%	[3,4]
Ratio of gross expenses to average net assets	1.09%		1.10%		1.15%		1.16%		1.25%
Ratio of net investment income (loss) to average net assets	0.35%		2.22%		1.78%		1.82%		2.40%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust (formerly Domini Social Investment Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises three separate series: Domini Impact Equity Fund (formerly, Domini Social Equity Fund), Domini Impact International Equity Fund (formerly, Domini International Social Equity Fund), and Domini Impact Bond Fund (formerly Domini Social Bond Fund) (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Impact Bond Fund are included on page 70 of this report. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Domini Impact International Equity Fund offers Investor shares, Class A shares and Institutional Shares. Class A and Institutional shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008 and November 30, 2012, respectively. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used by the Domini Impact Equity Fund, as of January 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$126,907,021	$-	$-	$126,907,021
Consumer Staples	77,915,559	-	-	77,915,559
Energy	2,343,323	-	-	2,343,323
Financials	151,359,566	-	-	151,359,566
Health Care	103,163,934	-	-	103,163,934
Industrials	89,394,269	-	-	89,394,269
Information Technology	209,136,960	-	-	209,136,960
Materials	32,982,664	-	-	32,982,664
Real Estate	30,617,325	-	-	30,617,325
Telecommunication Services	37,671,980	-	-	37,671,980
Utilities	29,727,900	-	-	29,727,900

Total	$891,220,501	$-	$-	$891,220,501

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of January 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$96,107,690	$-	$-	$96,107,690
Consumer Staples	54,445,356	-	-	54,445,356
Energy	15,630,551	-	-	15,630,551
Financials	160,061,375	-	-	160,061,375
Health Care	51,257,455	-	-	51,257,455
Industrials	104,677,779	-	-	104,677,779
Information Technology	59,205,175	-	-	59,205,175
Materials	51,543,146	-	-	51,543,146
Real Estate	45,574,402	-	-	45,574,402
Telecommunication Services	23,137,729	-	-	23,137,729
Utilities	4,706,037	-	-	4,706,037

Total	$666,346,695	$-	$-	$666,346,695

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini International Social Equity Fund
Investments in Securities
Balance as of July 31, 2016	$-
Realized Gain (loss)	-
Change in unrealized appreciation (depreciation)	1,904,212
Purchases	-
Sales	-
Transfers in and/or out of Level Three	(1,904,212)

Balance as of January 31, 2017	$-

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at January 31, 2017:	$-

For the Domini Impact International Equity Fund transfers from Level 1 to Level 3 included securities valued at $37,957,668 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $39,861,880 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Domini Impact Equity Fund and the Domini Impact International had no open foreign currency spot contracts as of January 31, 2017.

(D) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini Impact International Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Impact Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of January 31, 2017, tax years 2013 through 2016 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

circumstances at the discretion of the Funds. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini Impact International Equity Fund	1.00% of the first $250 million of net assets managed,
0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Impact Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 30, 2016, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Impact Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 30, 2016, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2017, absent an earlier modification by the Board of Trustees which oversees the Funds. Effective November 30, 2016, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini Impact International Equity Fund no greater than 1.60%, 1.57% and 1.27% of the average daily net assets representing Investor shares, Class A shares and Institutional Shares, respectively. For the periods prior to November 30, 2016, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2017, absent an earlier modification by the Board of Trustees which oversees the Funds. For the six months ended January 31, 2017, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Impact Equity Fund	$-	$9,880
Domini Impact International Equity Fund	-	-

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

As of January 31, 2017, Domini owned less than 1% of any class of the outstanding shares of each Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement

Agreements with Domini.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the six months ended January 31, 2017, fees waived were as follows:

FEES WAIVED
Domini Impact Equity Fund Investor shares	$-
Domini Impact Equity Fund Class A shares	8,850
Domini Impact International Equity Fund Investor shares	-
Domini Impact International Equity Fund Class A shares	19,785

DSIL Investment Services, LLC, (DSIL) the Funds’ Distributor, has received commissions related to the sales of fund shares. For the six months ended January 31, 2017, DSIL received $1,893, and $4,386 from the Domini Impact Equity Fund Class A Shares, and the Domini Impact International Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Impact Equity Fund, and Domini Impact International Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the six months ended January 31, 2017, there were no fees waived.

(E) Trustees and Officers. Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $14,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $1,500 for attendance at each meeting of the Board of the Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

As of January 31, 2017, all Trustees and officers of the Trust as a group owned less than 1% of each Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2017, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Impact Equity Fund	$364,824,186	$448,376,542
Domini Impact International Equity Fund	298,427,040	263,944,961

DOMINI IMPACT EQUITY FUND

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

4. SUMMARY OF SHARE TRANSACTIONS

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Domini Impact Equity Fund

Investor Shares
Shares sold	333,546	$14,202,135	946,947	$38,245,827
Shares issued in reinvestment of dividends and distributions	321,526	14,002,465	1,022,290	41,403,426
Shares redeemed	(1,334,696)	(56,880,966)	(2,736,834)	(111,244,077)
Redemption fees	-	566	-	8,929

Net increase (decrease)	(679,624)	$(28,675,800)	(767,597)	$(31,585,895)

Class A Shares
Shares sold	62,897	$456,763	206,193	$1,609,232
Shares issued in reinvestment of dividends and distributions	172,689	1,175,431	348,082	2,564,298
Shares redeemed	(124,584)	(904,874)	(396,575)	(3,154,114)
Redemption fees	-	-	-	-

Net increase (decrease)	111,002	$727,320	157,700	$1,019,416

Institutional Shares
Shares sold	331,120	$7,570,693	911,656	$20,564,743
Shares issued in reinvestment of dividends and distributions	359,815	8,260,329	1,170,773	25,713,177
Shares redeemed	(1,830,033)	(41,381,465)	(2,081,982)	(46,764,660)
Redemption fees	-	1,193	-	2,125

Net increase (decrease)	(1,139,098)	$(25,549,250)	447	$(484,615)

Class R Shares
Shares sold	222,679	$1,364,740	700,694	$4,883,558
Shares issued in reinvestment of dividends and distributions	1,324,218	7,379,218	2,696,629	16,866,016
Shares redeemed	(916,710)	(5,658,647)	(2,095,090)	(13,694,177)
Redemption fees	-	532	-	36

Net increase (decrease)	630,187	$3,085,843	1,302,233	$8,055,433

Total
Shares sold	950,242	$23,594,331	2,765,490	$65,303,360
Shares issued in reinvestment of dividends and distributions	2,178,248	30,817,443	5,237,774	86,546,917
Shares redeemed	(4,206,023)	(104,825,952)	(7,310,481)	(174,857,028)
Redemption fees	-	2,291	-	11,090

Net increase (decrease)	(1,077,533)	$(50,411,887)	692,783	$(22,995,661)

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Investor Shares
Shares sold	11,188,431	$83,255,368	30,048,006	$219,906,322
Shares issued in reinvestment of dividends and distributions	601,781	4,386,983	1,379,616	10,002,392
Shares redeemed	(7,511,161)	(55,539,342)	(19,052,183)	(137,921,955)
Redemption fees	-	9,410	-	19,441

Net increase (decrease)	4,279,051	$32,112,419	12,375,439	$92,006,200

Class A Shares
Shares sold	1,927,373	$14,921,956	3,345,919	$25,706,276
Shares issued in reinvestment of dividends and distributions	94,699	725,394	224,297	1,709,871
Shares redeemed	(979,833)	(7,643,959)	(2,487,440)	(18,672,019)
Redemption fees	-	410	-	381

Net increase (decrease)	1,042,239	$8,003,801	1,082,776	$8,744,509

Institutional Shares
Shares sold	5,125,914	$38,034,407	17,538,735	$127,614,818
Shares issued in reinvestment of dividends and distributions	219,131	1,595,276	351,789	2,545,833
Shares redeemed	(3,360,607)	(24,892,980)	(2,805,570)	(20,433,911)
Redemption fees	-	286	-	4,029

Net increase (decrease)	1,984,438	$14,736,989	15,084,954	$109,730,769

Total
Shares sold	18,241,718	$136,211,731	50,932,660	$373,227,416
Shares issued in reinvestment of dividends and distributions	915,611	6,707,653	1,955,702	14,258,096
Shares redeemed	(11,851,601)	(88,076,281)	(24,345,193)	(177,027,885)
Redemption fees	-	10,106	-	23,851

Net increase (decrease)	7,305,728	$54,853,209	28,543,169	$210,481,478

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2016, is as follows:

	Domini Impact Equity Fund	Domini Impact International Equity Fund
Undistributed ordinary income	$-	$7,891,648
Capital losses, other losses and other temporary differences	(2,261,005)	(23,462,301)
Unrealized appreciation/(depreciation)	81,165,768	18,757,996

Distributable net earnings/(deficit)	$78,904,763	$3,187,343

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies. For the year ended July 31, 2016, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Impact Equity Fund	Domini Impact International Equity Fund
Paid-in capital	$(198,278)	$-
Undistributed net investment income (loss)	(614,709)	1,260,701
Accumulated net realized gain (loss)	812,987	(1,260,701)

During the period November 1, 2015 through July 31, 2016, the Domini Impact Equity Fund and the Domini Impact International Equity Fund had net realized capital losses of $2,256,586 and $19,593,199, respectively. The Domini Impact Equity Fund also had ordinary losses of $4,419. These losses are deferred and will be recognized on August 1, 2016, for tax purposes.

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year Ending	Domini Impact Equity Fund	Domini Impact International Equity Fund
Unlimited	-	$3,528,939
2017	-	170,081

	-	$170,081

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Impact Equity Fund		Domini Impact International Equity Fund
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015
Ordinary income	$24,441,067	$14,291,218	$7,042,460	$4,781,207
Long-term capital gain	64,119,401	103,057,752	10,984,484	16,856,941
Return of Capital	198,278	-	-	-

Total	$88,758,746	$117,348,970	$18,026,944	$21,638,148

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

DOMINI IMPACT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2017 (Unaudited)

ASSETS:
Investments at value (cost $155,283,039)	$154,619,243
Cash	15,134,672
Foreign currency (cost $13,633)	14,061
Cash held at other banks (cost $2,010)	2,075
Colleratal on certain derivative contracts	453,652
Receivable for securities sold	16,696,792
Interest receivable	835,832
Receivable for capital shares	276,494
Unrealized appreciation on OTC swap contracts	263,847
Receivable for variation margin swaps	664,983
Premium received swap contracts	98,532
Unrealized appreciation on forward currency contracts	37,720
Interest reclaim receivable	828

Total assets	189,098,731

LIABILITIES:
Payable for securities purchased	41,954,008
Payable for capital shares	173,774
Payable for variation margin swaps	387,213
Cash due to broker (cost $375,998)	382,305
Premium paid on OTC swap contracts	83,361
Management fee payable	80,793
Distribution fee payable	37,387
Other accrued expenses	35,548
Dividend payable	20,296
Unrealized depreciation on forward currency contracts	3,556
Interest payable	83,160

Total liabilities	43,241,401

NET ASSETS	$145,857,330

NET ASSETS CONSIST OF:
Paid-in capital	$146,746,109
Undistributed net investment loss	(91,810)
Accumulated net realized loss	(703,012)
Net unrealized depreciation	(93,957)

$145,857,330

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$141,648,909

Outstanding shares of beneficial interest	12,774,442

Net asset value and offering price per share*	$11.09

Institutional Shares
Net assets	$4,208,421

Outstanding shares of beneficial interest	380,455

Net asset value and offering price per share*	$11.06

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2017 (Unaudited)

INCOME:
Interest income	$2,156,839

EXPENSES:
Management fee	295,535
Administrative fee	184,709
Distribution fees – Investor shares	180,146
Transfer agent fees – Investor shares	86,024
Transfer agent fees – Institutional shares	70
Accounting and custody fees	59,709
Professional fees	8,081
Registration – Investor shares	10,912
Registration – Institutional shares	6,200
Shareholding servicing fees – Investor shares	7,025
Shareholding servicing fees – Institutional shares	6
Shareholder communications	7,992
Miscellaneous	10,613
Trustees fees	2,563

Total expenses	859,585
Fees waived and expense reimbursed	(163,128)

Net expenses	696,457

NET INVESTMENT INCOME	1,460,382

REALIZED AND UNREALIZED GAINS (LOSSES)
NET REALIZED GAIN/(LOSS) FROM:
Investments	(485,424)
Swap contracts	245,411
Futures contracts	(35,408)
Foreign currency	34,540
Options	(627)

Net realized gain (loss)	(241,508)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(6,064,534)
Swap contracts	444,866
Futures	9,531
Translation of assets and liabilities in foreign currencies	24,577

Net change in unrealized appreciation (depreciation)	(5,585,560)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,827,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,366,686)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (unaudited)	Year Ended July 31, 2016
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,460,382	$2,876,709
Net realized gain (loss) on investments	(241,508)	657,181
Net change in unrealized appreciation (depreciation) on investments	(5,585,560)	5,499,895

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,366,686)	9,033,785

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(1,444,706)	(2,794,993)
Institutional shares	(42,032)	(55,786)
Distributions to shareholders from net realized gain:
Investor shares	(667,809)	(699,959)
Institutional shares	(20,201)	(9,583)

Net Decrease in Net Assets from Distributions and Dividends	(2,174,748)	(3,560,321)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,456,057	28,148,855
Net asset value of shares issued in reinvestment of distributions and dividends	2,047,129	3,337,264
Payment for shares redeemed	(15,550,890)	(21,135,652)
Redemption fee	3,894	2,901

Net Increase in Net Assets from Capital Share Transactions	4,956,190	10,353,368

Total Increase (Decrease) in Net Assets	(1,585,244)	15,826,832

NET ASSETS:
Beginning of period	$147,442,574	$131,615,742

End of period	$145,857,330	$147,442,574

Undistributed net investment income (loss)	$(91,810)	$(65,454)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		Year Ended July 31,
			2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$11.60		$11.16		$11.24		$11.15		$11.64		$11.61

Income from investment operations:
Net investment income (loss)	0.11		0.24		0.17		0.16		0.16		0.21
Net realized and unrealized gain (loss) on investments	(0.46)		0.50		(0.07)		0.13		(0.38)		0.34

Total income from investment operations	(0.35)		0.74		0.10		0.29		(0.22)		0.55

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.11)		(0.24)		(0.17)		(0.16)		(0.16)		(0.21)
Distributions to shareholders from net realized gain	(0.05)		(0.06)		(0.01)		(0.04)		(0.11)		(0.31)

Total dividends and distributions	(0.16)		(0.30)		(0.18)		(0.20)		(0.27)		(0.52)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.09		$11.60		$11.16		$11.24		$11.15		$11.64

Total return [2]	-2.96%		6.73%		0.89%		2.59%		-2.01%		4.80%
Portfolio turnover	168%		297%		348%		120%		129%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$142		$144		$129		$126		$130		$138
Ratio of expenses to average net assets	0.95%	[3]	0.93%	[3]	0.95%	[3]	0.95%	[3]	0.95%	[3,4]	0.95%	[3,4]
Ratio of gross expenses to average net assets	1.16%		1.19%		1.24%		1.24%		1.24%		1.28%
Ratio of net investment income to average net assets	1.97%		2.13%		1.52%		1.42%		1.35%		1.76%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95% and 0.95% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2017 (unaudited)		For the year ended July 31,								For the period November 30, 2011 (commencement of operations) through July 31, 2012
			2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$11.57		$11.14		$11.23		$11.15		$11.64		$11.74

Income from investment operations:
Net investment income (loss)	0.13		0.27		0.20		0.19		0.19		0.15
Net realized and unrealized gain (loss) on investments	(0.46)		0.49		(0.09)		0.12		(0.38)		0.21

Total income from investment operations	(0.33)		0.76		0.11		0.31		(0.19)		0.36

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.13)		(0.27)		(0.20)		(0.19)		(0.19)		(0.15)
Distributions to shareholders from net realized gain	(0.05)		(0.06)		(0.01)		(0.04)		(0.11)		(0.31)

Total dividends and distributions	(0.18)		(0.33)		(0.21)		(0.23)		(0.30)		(0.46)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.01		-		-		-

Net asset value, end of period	$11.06		$11.57		$11.14		$11.23		$11.15		$11.64

Total return [2]	-2.82%		6.96%		1.10%		2.80%		-1.72%		3.17%
Portfolio turnover	168%		297%		348%		120%		129%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$4		$3		$2		$4		$3		$1
Ratio of expenses to average net assets	0.65%	[3]	0.63%	[3]	0.65%	[3]	0.65%	[3]	0.65%	[3,4]	0.65%	[3,4]
Ratio of gross expenses to average net assets	1.14%		1.22%		1.07%		1.02%		0.97		3.99
Ratio of net investment income to average net assets	2.27%		2.46%		1.79%		1.73%		1.54%		1.88%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% and 0.65% for the years ended July 31, 2013 and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (formerly Domini Social Bond Fund) (the “Fund”) is a series of the Domini Investment Trust (formerly Domini Social Investment Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

prices, since such valuations are believed to reflect more accurately the fairvalue of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees. The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of January 31, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:
Investments in Securities:
Mortgage Backed Securities	$-	$79,264,543	$122,053	$79,386,596
Corporate Bonds and Notes	-	38,291,238	-	38,291,238
Municipal Bonds	-	11,748,921	-	11,748,921
Senior Floating Rate Interests	-	10,879,672		10,879,672
U.S. Government Agencies	-	10,728,943	-	10,728,943
Asset Backed Securities	-	1,969,346	-	1,969,346
Foreign Government & Agency Securities	-	1,614,527	-	1,614,527

Total Investment in Securities	$-	$154,497,190	$122,053	$154,619,243

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Other Financial Instruments:
Foreign Exchange Contracts	$-	$37,720	$-	$37,720
SWAP Contracts	-	263,847	-	263,847

Total Other Financial Instruments	$-	$301,567	$-	$301,567

Liabilities:
Other Financial Instruments:
Foreign Exchange Contracts	$-	$3,556	$-	$3,556

Total Other Financial Instruments	$-	$3,556	$-	$3,556

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2016	$260,722
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	20,013
Purchases	-
Sales	-
Transfers in and/or out of level three	(158,682)

Balance as of January 31, 2017	$122,053

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at January 31, 2017	$25

Transfers from Level 2 to Level 3 included securities valued at $3,666,884 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $3,825,566 because market values were readily available from a pricing agent for which fair value factors were previously applied. The Level 3 security was valued using a pricing vendor other than the Fund’s primary pricing vendor.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund had $759,214 outstanding in open foreign currency spot contracts as of January 31, 2017.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(F) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. There are no purchased option contracts outstanding at January 31, 2017.

(G) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. There were no futures contracts outstanding at January 31, 2017.

(H) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at January 31, 2017 are listed in the Fund’s Portfolio of Investments.

(I) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at January 31, 2017, are listed in the Fund’s Portfolio of Investments.

(J) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at January 31, 2017 are listed in the Fund’s Portfolio of Investments.

(K) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(L) Investment Transactions, Investment Income, and Dividends to Shareholders. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(M) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of January 31, 2017, tax years 2013 through 2016 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(N) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Fund. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(O) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(P) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the first $500 million of the Fund’s net assets managed, 0.38% of the next $500 million of the Fund’s net assets managed, and 0.35% of net assets managed in excess of $1 billion. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2016, until November 30, 2017, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets representing Investor shares and Institutional shares, respectively. A similar fee waiver arrangement was in effect in prior periods. For the six months ended January 31, 2017, Domini reimbursed expenses totaling $95,206.

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

As of January 31, 2017, Domini owned less than 1% of any class of the outstanding Shares of the Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 7, 2015, Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth LLC (formerly known as RidgeWorth Capital Management, Inc.), and its predecessors, provided investment submanagement services to the Fund.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the six months ended January 31, 2017, fees waived by the Investor shares totaled $67,916.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the six months ended January 31, 2017, Domini waived fees as follows:

FEES WAIVED
Domini Impact Bond Fund Investor shares	$-
Domini Impact Bond Fund Institutional shares	6

(E) Trustees and Officers. Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $14,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $1,500 for attendance at each meeting of the Board of the Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of January 31, 2017, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2017, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$263,871,319	$277,805,795
Investments in Securities	17,155,383	14,178,784

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

4. SUMMARY OF SHARE TRANSACTIONS

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	1,473,956	$16,648,050	2,293,262	$25,800,027
Shares issued in reinvestment of dividends and distributions	178,235	1,999,882	292,524	3,279,951
Shares redeemed	(1,313,567)	(14,851,730)	(1,732,531)	(19,432,723)
Redemption fees	-	3,740	-	2,900

Net increase (decrease)	338,624	$3,799,942	853,255	$9,650,155

Institutional Shares
Shares sold	159,534	$1,808,007	210,616	$2,348,828
Shares issued in reinvestment of dividends and distributions	4,214	47,247	5,092	57,313
Shares redeemed	(61,779)	(699,160)	(152,917)	(1,702,929)
Redemption fees	-	154	-	1

Net increase (decrease)	101,969	$1,156,248	62,791	$703,213

Total
Shares sold	1,633,490	$18,456,057	2,503,878	$28,148,855
Shares issued in reinvestment of dividends and distributions	182,449	2,047,129	297,616	3,337,264
Shares redeemed	(1,375,346)	(15,550,890)	(1,885,448)	(21,135,652)
Redemption fees	-	3,894	-	2,901

Net increase (decrease)	440,593	$4,956,190	916,046	$10,353,368

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

5. SUMMARY OF DERIVATIVE ACTIVITY

At January 31, 2017, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation Margin / Unrealized appreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation	$826,722	Variation Margin / Unrealized depreciation on OTC swap contracts / Net assets consist of - net unrealized depreciation	$386,854

Credit contracts	Variation Margin / Unrealized appreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	102,108	Variation Margin / Unrealized depreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	359

Foreign exchange contracts	Unrealized appreciation on forward currency contracts	37,720	Unrealized depreciation on forward currency contracts	3,556

Total		$966,550		$390,769

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

For the six months ended January 31, 2017, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	$367,430	$367,877

Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	(122,019)	76,989

Foreign exchange contracts	Net realized gain (loss) from foreign currency/ Net change in unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies	34,540	33,655

Futures contracts	Net realized gain (loss) from futures contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	(35,408)	9,531

Options purchases	Net realized gain (loss) from options contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	(627)	-

Total		$243,916	$488,052

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

6. OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The following table summarizes any derivatives, at the end of the reporting period, that are subject to a master netting agreement or similar agreement. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to the master netting agreements in the Statement of Assets and Liabilities.

	Credit Suisse International	Deutsche Bank AG	Morgan Stanley	Total

Assets:
Cash held at other banks	$2,075	$-	$-	$2,075
Unrealized appreciation on OTC swaps contracts*	5,566	186,732	71,549	263,847
Receivable for variation margin swaps	-	-	664,983	664,983

Total Assets	7,641	186,732	736,532	930,905

Liabilities:
Cash due to brokers	1,226	-	381,079	382,305
Payable for variation margin swaps	-	-	387,213	387,213

Total Liabilities	1,226	-	768,292	769,518

Total Derivative Net Assets	6,415	186,732	(31,760)	161,387

Total collateral received (pledged)	-	-	453,652	453,652

Net Amount	$6,415	$186,732	$421,892	$615,039

* Excludes premiums if any. Included in unrealized appreciation/depreciation on OTC swap contracts on the Statement of Assets and Liabilities.

7. SUMMARY OF DERIVATIVE ACTIVITY

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	4
Forward currency contracts (contract amount)	$1,461,991
OTC interest rate swap contracts (notional)	$4,928,000
Centrally cleared interest rate swap contracts (notional)	$28,537,500
OTC credit default contracts (notional)	$2,556,709
Centrally cleared credit default contracts (notional)	$3,986,500

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2017 (Unaudited)

8. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2016 is as follows:

Undistributed ordinary income	$351,508
Capital losses, other losses and other temporary differences	(27,942)
Unrealized appreciation/(depreciation)	5,329,089

Distributable net earnings/(deficit) . . .	$5,652,655

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

For the year ended July 31, 2016, the Fund reclassified $74,403 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2016	2015

Ordinary income	$3,172,492	$2,032,471
Long-term capital gain	387,829	121,129

Total	$3,560,321	$2,153,600

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/domini-funds/proxy-voting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Impact Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanager:

Domini Impact Equity Fund

Domini Impact International Equity Fund

Domini Impact Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Domini.

Investing for Good℠

facebook.com/dominifunds

twitter.com/dominifunds

Domini Impact Equity Fund℠
Investor Shares: CUSIP 257132100 | DSEFX
Class A Shares: CUSIP 257132860 | DSEPX
Institutional Shares: CUSIP 257132852 | DIEQX
Class R Shares: CUSIP 257132308 | DSFRX

FSC MIX Paper from responsible sources FSC® C132107

Domini Funds Investing for GoodSM P.O. Box9785 | Providence, RI 02940 1282103 -800-582-6757 | www.domini.com -facebook.com/dominifunds 03Apr17 twitter.com/dominifunds Domini Impact Equity Fund SM Investor Shares: CUSIP 257132100 | DSEFX Class 20:28 AShares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX Class RShares: CUSIP 257132308 | DSFRX Domini Impact International Equity FundSM Investor Shares: CUSIP 257132704| DOMIX Class A Shares: CUSIP 257132886 | DOMAX Institutional Shares: CUSIP 257132811 | DOMOX Domini Impact Bond FundSM Investor Shares: CUSIP 257132209 | DSBFX Institutional Shares: CUSIP 257132829 | DSBIX Printed on elemental chlorine free paper from well-managed forests, containing 10% post-consumer waste. Presorted Standard U.S.Postage PAID Lancaster,PA Permit No.1793

Item 2.     Code of Ethics.

(a) Not applicable to a semi-annual report.

(c) Not applicable.

(d) Not applicable.

Item 3.     Audit Committee Financial Expert.

Not applicable to a semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable to a semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.    Schedule of Investments.

(a)        The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)  Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable to a semi-annual report.

(a)(2)  Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)  Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST
By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: April 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: April 6, 2017
By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: April 6, 2017